UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03101

CALVERT TAX-FREE RESERVES
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

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December 31, 2008

Annual Report

Calvert Tax-Free Reserves

          Money Market Portfolio
          Limited-Term Portfolio
          Long-Term Portfolio

Calvert
Investments that make a difference

A UNIFI Company

Calvert Tax-Free Reserves

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
14

Report of Independent Registered Public Accounting Firm
16

Statements of Net Assets
17

Notes to Statements of Net Assets
34

Statements of Operations
35

Statements of Changes in Net Assets
36

Limited-Term Portfolio Statement of Cash Flows
40

Notes to Financial Statements
41

Financial Highlights
50

Explanation of Financial Tables
55

Proxy Voting and Availability of Quarterly Portfolio Holdings
57

Basis for Board's Approval of Investment Advisory Contract
57

Trustee and Officer Information Table
62

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Dear Shareholder:

In my letter of June 2008, I described the first six months of the year as a period of "unprecedented turmoil in the financial markets." It is difficult to come up with stronger language to describe the cascading series of failures and bailouts of major financial institutions that unfolded in the second half of the year. Investors were challenged by an unprecedented confluence of factors: the subprime mortgage crisis, slowing economic growth worldwide, a steep decline in home values, and restricted access to credit for consumers and businesses. The demise of century-old financial firms, a government bailout of financial institutions, and a recession that spread around the world contributed to one of the most volatile markets on record.

Against this backdrop, Calvert's money market funds and tax-free bond funds were not immune to the credit market turmoil, but our intensive credit research and relative-value analysis helped us moderate any declines in the fixed-income portfolios that we manage. In particular, our money market funds avoided the headline-making defaults that plagued some non-Calvert money market funds in 2008.

Markets Under Pressure

The subprime mortgage crisis, which was well underway in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. After the fire sale of investment bank Bear Stearns in March, investors were hopeful the markets would stabilize. With the failure of brokerage firm Lehman Brothers in September, however, fear spread throughout the economy as both overly leveraged consumers and high-profile financial institutions began to unravel.

The U.S. Treasury Department and the Federal Reserve took measures to pump liquidity into the banking system, and Congress eventually passed a major bailout bill designed to buy illiquid assets from banks and to buy equity stakes in major financial institutions, including Fannie Mae and Freddie Mac. By year-end, the U.S. was officially in a recession, the three major U.S. automakers were on the verge of bankruptcy, and the Fed dropped short-term rates toward zero. The effect was dizzying for the markets and investors.

As the financial crisis accelerated in 2008, investors increasingly dumped riskier assets, including corporate bonds, for the perceived safety of Treasury bills, money market funds, and government-related paper. As a result, short-term U.S. Treasuries skyrocketed in value. This flight to quality pushed Treasury prices up, compressing Treasury yields to historic lows (higher prices result in lower yields) and causing the yield curve to steepen. In addition, the yield spread on corporate bonds--the difference in yield between corporate and Treasury bonds of comparable maturities--reached historically high levels toward the end of 2008.

In the municipal market, worries grew over the credit quality of state and local governments, dampening demand in the sector. Investors chose the safe haven of U.S. government securities, even though they were paid little to nothing to invest as Treasury bill rates moved toward zero.

Cautious Optimism Amid the Storm

Although the credit markets are still under fire, there are reasons for cautious optimism in 2009. While investor fear may be playing a big role in the contraction of the securities markets, government intervention has been huge and unprecedented. The Fed took a number of measures to reassure investors. In October 2008, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. And in November, the Fed committed to buying at least $600 billion of bad debt from Fannie Mae and Freddie Mac. Other Fed actions--such as lowering the short-term fed funds rate to close to zero percent--are designed to stimulate liquidity in the markets. And President Barack Obama has promised swift, trenchant action on an economic stimulus package of upwards of $750 billion.

Confidence in Calvert Funds

While we have worked to minimize the impact on our shareholders during one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will draw on our 30 years of fixed-income experience. Our fixed-income portfolio management team will continue to follow its time-tested strategy that seeks to optimize duration, yield-curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In volatile times like these, it's essential to meet periodically with your financial advisor to review your overall portfolio holdings and performance, asset allocation, and short- and long-term financial goals. We also encourage you to visit our website for updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2009

Calvert Tax-Free Reserves
Money Market Portfolio

Investment Performance

For the 12 months ended December 31, 2008, Calvert Tax-Free Reserves Money Market Portfolio returned 1.83% versus 2.50% for the Lipper Tax-Exempt Money Market Funds Average.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw

Shareholders in Calvert Tax Free Reserves Money Market Portfolio (Fund) should consider the Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares then owned by the shareholder or the number of shares currently owned. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the Fund following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note, however, that, unless the Program is extended by the Treasury, it will expire on April 30, 2009.

Fund Information primary investments tax-exempt money market NASDAQ symbol CTMXX CUSIP number 131620-10-6 frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%1 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace2 and the economy is expected to post flat growth for all of 2008.3

Portfolio Strategy

Throughout the year, the Fund continued to implement its core strategy of holding variable-rate demand notes, which pay variable interest rates that reset quickly in changing interest-rate environments. Against the backdrop of the credit crisis, we also focused on reducing exposure to securities guaranteed by the monoline bond insurance companies by purchasing securities with letters of credit from banks and U.S. government agencies. In addition, we added more escrowed and pre-refunded municipal securities (which are backed by various U.S. government securities)--particularly in the six- to 12-month maturity range--in an effort to ladder the maturity of the portfolio and take advantage of high yields before they fell due to any expected or actual interest-rate cuts. (A ladder is created by purchasing securities of different maturities that will mature at regular intervals.) In fact, the Fed cut its target federal funds rate seven times during the year, moving the rate from 4.25% to 0.25%.

Overall, our goal remains unchanged--to maintain a highly liquid portfolio by seeking to manage the portfolio conservatively with regard to average maturity, credit quality, liquidity, and diversification.

Past performance is no guarantee of future returns. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Portfolio Statistics

weighted average maturity
12.31.08	25 days
12.31.07	27 days

Investment Allocation	(% of Total Investments)
Municipal Variable Rate Demand Notes	88%
Other Municipal Notes	12%
Total	100%

Class O average annual total return as of 12.31.08
1 year	1.83%
5 year	2.02%
10 year	2.09%

Institutional class average annual total return as of 12.31.08
1 year	2.09%
5 year	2.29%
10 year	2.40%

7-day simple/ effective yield as of 12.31.08
Class O	.67%/.67%
Class I	.93%/.94%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Source for all interest rates: Federal Reserve

2. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

3. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Calvert Tax-Free Reserves Limited-Term Portfolio

Investment Performance

For the one-year period ended December 31, 2008, Calvert Tax-Free Reserves Limited-Term Portfolio Class A shares (at NAV) returned -1.03%, versus the 4.57% return of the benchmark Barclays Capital Municipal 1-Year Bond Index1 and the 0.12% return of the average short-term municipal fund tracked by Lipper Analytical Services. The Portfolio's relative underperformance was largely due to credit issues with several holdings.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.08)
	CTFR Limited-Term Portfolio	Lipper Short Municipal Debt Funds Average	Barclays Capital 1 Year Municipal Bond Index**
1 year	(1.03%)	0.12%	4.57%
5 year*	0.28%	1.66%	2.93%
10 year*	1.81%	2.85%	3.42%

Total return at NAV does not reflect the deduction of the Portfolio's 1.00% front-end sales charge.

* Average annual return

**Unlike a fund, the Index does not incur expenses and is not available for investment.

Fund Information primary investments short-term tax-exempt bonds NASDAQ symbol CTFLX CUSIP number 131620-20-5

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Portfolio Strategy

The unprecedented market events of 2008 led to extreme levels of volatility in the municipal bond market. The ongoing credit crunch, ratings downgrades for monoline bond insurers, the exits of numerous major municipal bond dealers, and redemption-induced forced selling of bonds all weighed heavily on the municipal market.

For quite some time, we anticipated that the yield spread between high- and low-quality bonds would widen since investors were not being adequately compensated for taking on credit risk. Therefore, we had been gravitating toward higher-quality securities such as tax-supported general obligation debt and pre-refunded bonds (municipal bonds backed by various U.S. government securities).

Portfolio Statistics

monthly dividend yield
12.31.08	1.16%
12.31.07	2.22%

30 day SEC yield
12.31.08	1.79%
12.31.07	2.73%

weighted average maturity
12.31.08	1.08 years
12.31.07	1.01 years

effective duration
12.31.08	478 days
12.31.07	303 days

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares.

average annual total return as of 12.31.08
1 year	(2.01%)
5 year	0.07%
10 year	1.71%

However, we did not anticipate the severity and speed of the yield spread widening. The yield spread on three-year BBB rated municipal bonds versus AAA rated municipals widened from approximately 0.70 percentage points to more than three percentage points during the year.

The yield curve steepened over the course of the year, with three-year rates declining approximately one percentage point and 30-year rates rising more than 0.80 percentage points. Municipal rates as a percentage of Treasury yields rose to unprecedented levels. In December, yields of two-year and 30-year AAA general obligation bonds were 300% and 200% higher, respectively, than Treasuries with similar maturities. For perspective, tax-exempt municipals have historically been considered attractively priced when yields approached those of Treasuries.

Pre-refunded bonds, variable rate demand notes, and tax-supported general obligation bonds were positive contributors to Portfolio performance. However, the Portfolio's four defaulted securities--a resort revenue bond, two multi-family housing bonds, and an assisted living facility bond, which were all disclosed in earlier reports-- are not currently accruing interest; this decreased the Portfolio's income distribution and weighed heavily on returns. We continue to actively monitor credit risk and seek ways to limit the impact on overall results.

As previously reported, the Portfolio's investment in illiquid securities continues to exceed the 15% of net assets limitation. We continue to avoid further investing in illiquid investments while we attempt to pare this number down.

Economic Sectors	(% of Total Investments)
Education	0.8%
Health/Hospital	13.5%
Higher Education	2.4%
Industrial Development Revenue/Pollution
Control Revenue	9.4%
Lease/Certificate of Participation	1.3%
Local General Obligation	11.8%
Multifamily Housing	9.9%
Other Revenue	1.4%
Other Transportation	5.1%
Prerefunded/Escrow to Maturity	20.3%
Single Family Housing	9.4%
State General Obligation	9.2%
Transportation	2.9%
Water & Sewer	2.6%
Total	100%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected. As we emerge from the turmoil of 2008, we believe tax-exempt municipal bonds offer a bright spot for investors, offering historically attractive yields compared to taxable government bonds.

One upshot of volatile markets is that we can selectively add attractively priced long-term holdings to the portfolio. Municipal supply is expected to be high in 2009 since many issuers deferred deals they had planned for 2008, so we expect to see plenty of opportunities in the year ahead.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Formerly known as the Lehman Municipal 1-Year Bond Index

2. Source for all interest rates: Federal Reserve

3. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4. Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Calvert Tax-Free Reserves Long-Term Portfolio

Performance

For the one-year period ended December 31, 2008, Calvert Tax-Free Reserves Long-Term Portfolio Class A shares (at NAV) returned -5.18%, versus the -2.47% return of the Barclays Capital Municipal Bond Index1. The peer group Lipper General Municipal Debt Funds Average returned -9.09% for the period. An allocation to long-term securities hampered the Portfolio's performance against the benchmark index.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Fund Information asset allocation long-term tax-exempt bonds NASDAQ symbol CTTLX CUSIP number 131620-30-4

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.08)
	CTFR Long-Term Portfolio	Lipper General Municipal Debt Funds Average	Barclays Capital Municipal Bond Index**
1 year	(5.18%)	(9.09%)	(2.47%)
5 year*	1.38%	0.53%	2.71%
10 year*	3.35%	2.44%	4.26%

Total return at NAV does not reflect the deduction of the Portfolio's 3.75% front-end sales charge.

* Average annual return

** Source: Lipper Analytical Services, Inc. Unlike a fund, the Index does not incur expenses and is not available for investment.

Portfolio Strategy

The unprecedented market events of 2008 led to extreme levels of volatility in the municipal bond market. The ongoing credit crunch, ratings downgrades for monoline bond insurers, the exits of numerous major municipal bond dealers, and redemption-induced forced selling of bonds all weighed heavily on the municipal market.

For quite some time, we anticipated that the spread between yields on high-quality and low-quality bonds would widen since investors were not being adequately compensated for taking on credit risk. Therefore, we had been gravitating toward higher-quality securities such as tax-supported general obligation debt and pre-refunded bonds (municipal bonds backed by various U.S. government securities). However, we did not anticipate the severity and speed of the spread widening. The yield spread on 30-year BBB rated municipal bonds versus AAA rated municipals widened from approximately 0.80 percentage points to over 2.5 percentage points during the year.

The yield curve steepened with three-year rates declining approximately one percentage point and 30-year rates rising more than 0.80 percentage point. Municipal rates as a percentage of Treasury yields rose to unprecedented levels. In December, yields of two-year and 30-year AAA general obligation bonds were 300% and 200%, respectively, of Treasuries with similar maturities. For perspective, tax-exempt municipals have historically been considered attractively priced when yields approached those of Treasuries.

Positive contributors to performance included short-term securities maturing in under four years, some higher coupon bonds, and pre-refunded bonds. High-quality higher education bonds also helped. However, long-term securities with maturities exceeding ten years, lower coupon bonds, multi-family housing bonds, and Treasury futures (used to limit exposure to changes in interest rates) had a negative impact on the Portfolio.

Portfolio Statistics

monthly dividend yield
12.31.08	3.80%
12.31.07	3.63%

30 day SEC yield
12.31.08	4.27%
12.31.07	3.78%

weighted average maturity
12.31.08	14 years
12.31.07	15 years

effective duration
12.31.08	6.54 years
12.31.07	5.40 years

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Past performance is no guarantee of future returns

*Source: Lipper Analytical Services, Inc.
average annual total return as of 12.31.08
1 year	(8.72%)
5 year	0.61%
10 year	2.96%

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected. As we emerge from the turmoil of 2008, we believe tax-exempt municipal bonds offer a bright spot for investors, offering historically attractive yields compared to taxable government bonds.

One upshot of volatile markets is that we can selectively add attractively priced long-term holdings to the portfolio. Municipal supply is expected to be high in 2009 since many issuers deferred deals they had planned for 2008, so we expect to see plenty of opportunities in the year ahead.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1 Formerly known as the Lehman Municipal Bond Index

2 Source for all interest rates: Federal Reserve

3 Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4 Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters
Economic Sectors	(% of Total Investments)
Airport	1.1%
Education	4.2%
Health/Hospital	2.1%
Higher Education	5.6%
Industrial Development Revenue/Pollution Control Revenue	12.4%
Lease/Certificate of Participation	3.4%
Local General Obligation	27.2%
Multifamily Housing	8.5%
Other Revenue	1.8%
Other Transportation	3.8%
Prerefunded /Escrow to Maturity	17.5%
Special Tax	7.4%
Water & Sewer	5.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class O
Actual	$1,000.00	$1,008.50	$3.40
Hypothetical	$1,000.00	$1,021.75	$3.42
(5% return per year before expenses)

Institutional Class
Actual	$1,000.00	$1,009.70	$2.27
Hypothetical	$1,000.00	$1,022.87	$2.29
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.67%, and 0.45% for Class O and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Limited-Term	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$986.10	$4.09
Hypothetical	$1,000.00	$1,021.02	$4.16
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/366.

Long-Term	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$952.30	$4.52
Hypothetical	$1,000.00	$1,020.51	$4.68
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

We have audited the accompanying statements of net assets of the Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (collectively, the Portfolios), each a series of Calvert Tax-Free Reserves, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Tax-Free Reserves Money Market, Limited-Term and Long-Term Portfolios as of December 31, 2008, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Money Market Portfolio
Statement of Net Assets
December 31, 2008
	Principal
Municipal Obligations - 99.2%	Amount	Value
Alabama - 5.8%
Alabama State MFH Revenue VRDN, 1.70%, 4/1/14, LOC:
Regions Bank (r)	$1,725,000	$1,725,000
Auburn Alabama Industrial Development Board Revenue
VRDN, 1.40%, 5/1/20, LOC: Allied Irish Bank (r)	3,400,000	3,400,000
Birmingham Alabama Special Care Facilities Financing Authority Revenue
VRDN, 2.86%, 12/1/30, LOC: FHLB, LOC: Colonial Bank (r)	6,000,000	6,000,000
Calhoun County Alabama Economic Development Council Revenue
VRDN, 1.45%, 4/1/21, LOC: Bank of America (r)	3,700,000	3,700,000
Colbert County Alabama Industrial Development Board Revenue
VRDN, 1.30%, 10/1/11, LOC: Wachovia Bank (r)	1,200,000	1,200,000
Huntsville Alabama Industrial Development Board Revenue
VRDN, 2.55%, 11/1/26, LOC: First Commercial Bank (r)	2,505,000	2,505,000
Mobile County Alabama IDA Revenue VRDN, 1.30%, 4/1/20,
LOC: Wachovia Bank (r)	2,530,000	2,530,000
Tuscaloosa County Alabama IDA Revenue VRDN:
1.55%, 12/1/23, LOC: Regions Bank (r)	3,450,000	3,450,000
1.15%, 3/1/27, LOC: JPMorgan Chase Bank (r)	10,000,000	10,000,000
Tuscaloosa County Alabama Port Authority Revenue VRDN,
2.75%, 5/1/32, LOC: Columbus Bank & Trust (r)	10,000,000	10,000,000

Arizona - 3.1%
Arizona State Health Facilities Authority Revenue VRDN:
1.10%, 3/1/33, LOC: Bank of America (r)	4,200,000	4,200,000
1.20%, 12/1/37, LOC: Sovereign Bank, C/LOC:
Lloyds TSB Bank (r)	5,000,000	5,000,000
Pinal County Arizona IDA and Solid Waste Disposal Revenue VRDN,
1.75%, 8/1/22, LOC: Farm Credit Services, C/LOC: Key Bank (r)	3,700,000	3,700,000
Tucson Arizona IDA Revenue VRDN, 1.41%, 1/15/32,
LOC: Fannie Mae (r)	8,750,000	8,750,000
Yavapai County Arizona IDA Solid Waste Disposal Revenue
Bonds, 1.20%, 8/1/27, LOC: UBS AG (r)	2,300,000	2,300,000

California - 3.4%
Abag Finance Authority for Nonprofit Corps Revenue VRDN, 1.38%,
6/1/37, LOC: Bank of America (r)	5,565,000	5,565,000
California State Health Facilities Financing Authority Revenue
Bonds, 6.25%, 12/1/34 (prerefunded 12/01/09 @ 101)	6,000,000	6,300,017
California State Pollution Control Financing Authority Revenue VRDN:
1.03%, 9/1/10, LOC: Bank of the West (r)	2,605,000	2,605,000
1.05%, 3/1/16, LOC: Comerica Bank (r)	1,775,000	1,775,000
California Statewide Communities Development Authority
Special Tax Revenue VRDN, 1.35%, 5/1/22, LOC: Bank of the West,
C/LOC: CalSTRs (r)	1,550,000	1,550,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
California - Cont'd
Oxnard California Industrial Development Financing Authority
Revenue VRDN, 1.85%, 12/1/34, LOC: City National Bank (r)	$2,425,000	$2,425,000
Victorville California MFH Revenue VRDN, 1.45%,
12/1/15, LOC: Citibank (r)	5,915,000	5,915,000

Colorado - 4.6%
Aurora Centretech Colorado Metropolitan District GO VRDN, 1.25%,
12/1/28, LOC: U.S. Bank (r)	3,170,000	3,170,000
Colorado State Housing & Finance Authority Revenue VRDN:
0.80%, 10/15/16 (r)	22,300,000	22,300,000
0.75%, 10/1/30, BPA: FHLB, CF: Colorado - HFA (r)	1,530,000	1,530,000
1.25%, 2/1/31, LOC: Fannie Mae (r)	2,840,000	2,840,000
Englewood Colorado MFH Revenue VRDN, 0.95%, 12/1/26,
LOC: Freddie Mac (r)	2,860,000	2,860,000
Highland Village Metropolitan District Colorado Revenue VRDN,
2.10%, 12/1/27, LOC: Key Bank (r)	2,700,000	2,700,000

Connecticut - 0.7%
Connecticut State Health & Educational Facility Authority
Revenue VRDN, 1.20%, 7/1/38, LOC: Sovereign Bank, C/LOC:
Standard Chartered (r)	5,000,000	5,000,000

District Of Columbia - 1.4%
District of Columbia Housing Finance Agency Revenue VRDN,
1.15%, 11/1/38, LOC: Freddie Mac (r)	3,850,000	3,850,000
District of Columbia Revenue VRDN:
1.20%, 9/1/23, LOC: Bank of America (r)	4,200,000	4,200,000
1.08%, 4/1/38, LOC: PNC Bank (r)	3,000,000	3,000,000

Florida - 1.8%
Collier County Florida MFH Finance Authority Revenue
VRDN, 1.05%, 7/15/34, LOC: Fannie Mae (r)	2,900,000	2,900,000
Dade County Florida IDA Revenue VRDN,
0.70%, 1/1/16, LOC: Societe Generale (r)	6,200,000	6,200,000
Florida State Housing Finance Corp. MFH Revenue,
1.20%, 10/15/32, LOC: Fannie Mae (r)	2,200,000	2,200,000
Lee County Florida IDA & Healthcare Facilities Revenue Bonds,
5.75%, 11/15/11 (prerefunded 11/15/09 @ 101)	1,015,000	1,063,977
Palm Beach County Florida Revenue VRDN,
2.00%, 1/1/34, LOC: TD Bank (r)	1,300,000	1,300,000

Georgia - 1.2%
Columbus Georgia Downtown IDA Revenue VRDN,
2.30%, 8/1/15, LOC: Columbus Bank & Trust (r)	6,220,000	6,220,000
Fulton County Georgia IDA Revenue VRDN,
2.25%, 12/1/10, LOC: Branch Bank & Trust (r)	1,000,000	1,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Georgia - Cont'd
Macon-Bibb County Georgia IDA Revenue VRDN,
1.75%, 7/1/15, LOC: Regions Bank (r)	$1,000,000	$1,000,000
Warner Robins Georgia Downtown Development Authority Revenue
VRDN, 2.30%, 9/1/34, LOC: Columbus Bank & Trust (r)	1,300,000	1,300,000

Hawaii - 2.3%
Hawaii State Department of Budget & Finance Revenue VRDN:
1.35%, 5/1/19, LOC: First Hawaiian Bank (r)	11,325,000	11,325,000
1.15%, 12/1/21, LOC: Union Bank (r)	4,210,500	4,210,500
Hawaii State GO Bonds, 5.75%, 4/1/09 (escrowed to maturity)	2,500,000	2,521,619

Illinois - 5.7%
Illinois State Development Finance Authority Revenue VRDN:
0.90%, 6/1/19, LOC: Northern Trust Co. (r)	6,565,000	6,565,000
1.25%, 2/15/35, LOC: Marshall & Ilsley Bank (r)	6,500,000	6,500,000
0.90%, 4/1/35, LOC: Northern Trust Co. (r)	5,000,000	5,000,000
Illinois State GO Revenue Bonds, 5.375%, 6/1/10, FGIC
Insured (prerefunded 6/1/09 @ 101)	2,000,000	2,048,920
Illinois State Educational Facilities Authority Revenue VRDN,
1.20%, 6/1/29, LOC: JPMorgan Chase Bank (r)	5,300,000	5,300,000
Illinois State Health Facilities Authority Revenue VRDN, 0.60%,
8/15/33, LOC: LaSalle Bank (r)	2,340,000	2,340,000
Jackson-Union Counties Illinois Regional Port District Facilities
Revenue VRDN, 2.00%, 4/1/24, LOC: Wachovia Bank (r)	8,785,000	8,785,000
Rockford City Illinois Revenue VRDN, 1.20%, 4/1/37, LOC:
Marshall & Ilsley Bank (r)	2,750,000	2,750,000
Springfield Illinois Community Improvement Revenue VRDN,
1.10%, 9/1/17, LOC: Harris National (r)	5,000,000	5,000,000

Indiana - 4.3%
Allen County Indiana Economic Development Revenue VRDN,
3.80%, 11/1/09, LOC: JPMorgan Chase Bank (r)	500,000	500,000
Elkhart County Indiana Economic Development Revenue VRDN,
2.11%, 4/1/28, LOC: FHLB (r)	2,365,000	2,365,000
Goshen Indiana Economic Development Revenue VRDN, 1.15%,
10/1/42, LOC: JPMorgan Chase Bank (r)	9,800,000	9,800,000
Indiana State Development Finance Authority Revenue VRDN:
1.65%, 7/1/18, LOC: JPMorgan Chase Bank (r)	800,000	800,000
3.65%, 4/1/22, LOC: JPMorgan Chase Bank (r)	740,000	740,000
Jasper County Indiana Industrial Economic Recovery Revenue
VRDN, 1.70%, 2/1/22, LOC: Farm Credit Services, C/LOC:
Rabobank (r)	5,275,000	5,275,000
Portage Indiana Industrial Pollution Control Revenue VRDN,
1.80%, 5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 1.80%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	3,200,000	3,200,000
Terre Haute Indiana International Airport Authority Revenue
VRDN, 1.35%, 2/1/21, LOC: Old National Bank, C/LOC:
Northern Trust Co. (r)	1,980,000	1,980,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Indiana - Cont'd
Vigo County Indiana Industrial Economic Development Revenue
VRDN, 1.05%, 5/1/16, LOC: Old National Bank, C/LOC:
Wells Fargo Bank (r)	$3,600,000	$3,600,000

Iowa - 1.2%
Iowa State Finance Authority Revenue VRDN, 1.70%, 7/1/18,
LOC: Citizen Business Bank, C/LOC: Wells Fargo Bank (r)	3,650,000	3,650,000
Iowa State Higher Education Loan Authority Revenue Anticipation
Notes, 3.00%, 5/20/09, LOC: Wells Fargo Bank	5,700,000	5,719,124

Kentucky - 1.9%
Mayfield Kentucky Multi City Lease Revenue VRDN, 2.20%,
7/1/26, LOC: Fifth Third Bank (r)	2,290,000	2,290,000
Morehead Kentucky League of Cities Funding Trust Lease Program
Revenue VRDN, 1.35%, 6/1/34, LOC: U.S. Bank (r)	9,957,500	9,957,500
Winchester Kentucky Industrial Building Revenue VRDN, 2.00%,
10/1/18, LOC: Wachovia Bank (r)	2,400,000	2,400,000

Louisiana - 2.3%
Louisiana State Housing Finance Agency Revenue VRDN:
1.35%, 3/15/37, LOC: Fannie Mae (r)	3,140,000	3,140,000
1.35%, 9/15/40, LOC: RBS Citizens (r)	5,000,000	5,000,000
Louisiana State GO VRDN, 1.40%, 7/1/26, LOC: BNP (r)	8,000,000	8,000,000
Louisiana State Public Facilities Authority Revenue VRDN, 0.60%,
12/1/14, LOC: Regions Bank (r)	1,310,000	1,310,000

Maine - 0.7%
Maine State Finance Authority Revenue VRDN, 1.25%, 9/1/37,
LOC: RBS Citizens (r)	5,650,000	5,650,000

Maryland - 5.8%
Baltimore Maryland MFH Revenue VRDN, 0.82%, 4/15/34,
LOC: Fannie Mae (r)	8,194,000	8,194,000
Maryland State Community Development Administration Revenue
VRDN, 1.75%, 3/1/41, LOC: SunTrust Bank (r)	5,000,000	5,000,000
Maryland State Health & Higher Educational Facilities
Authority Revenue VRDN:
1.20%, 1/1/21, LOC: M&T Trust Co. (r)	7,905,000	7,905,000
0.85%, 3/1/30, LOC: SunTrust Bank (r)	2,450,000	2,450,000
1.15%, 7/1/34, LOC: Bank of America (r)	7,000,000	7,000,000
Montgomery County Maryland Housing Opportunities
Commission Revenue VRDN, 0.45%, 8/1/15,
LOC: Fannie Mae (r)	11,370,000	11,370,000
Rockville City Maryland MFH Revenue VRDN, 0.80%,
1/1/34, LOC: Freddie Mac (r)	2,715,000	2,715,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Massachusetts - 0.5%
Massachusetts State Development Finance Agency Revenue
VRDN, 0.75%, 9/1/35, LOC: TD Bank (r)	$3,975,000	$3,975,000

Minnesota - 1.6%
Minnesota State Higher Education Facilities Authority Revenue
VRDN, 0.80%, 4/1/27, LOC: Allied Irish Bank (r)	3,200,000	3,200,000
Richfield Minnesota MFH Revenue VRDN,
1.30%, 3/1/34, LOC: Freddie Mac (r)	6,610,000	6,610,000
St. Louis Park Minnesota MFH Revenue VRDN,
1.30%, 8/1/34, LOC: Freddie Mac (r)	2,292,000	2,292,000

Mississippi - 2.7%
Mississippi State Business Finance Corp. Revenue VRDN,
1.08%, 3/1/17, LOC: PNC Bank (r)	8,485,000	8,485,000
Mississippi State Home Corp. MFH Revenue VRDN,
1.60%, 8/15/40, LOC: Fannie Mae (r)	5,360,000	5,360,000
Prentiss County Mississippi Industrial Development Revenue
VRDN, 1.45%, 10/1/17, LOC: Nordea Bank AB (r)	6,750,000	6,750,000

Missouri - 1.8%
Carthage Missouri IDA Revenue VRDN,
2.00%, 9/1/30, LOC: Wachovia Bank (r)	2,000,000	2,000,000
Kansas City Missouri IDA & MFH Revenue VRDN,
1.30%, 9/15/32, LOC: Fannie Mae (r)	4,655,000	4,655,000
Missouri State Health & Educational Facilities Authority Revenue
VRDN, 0.90%, 5/15/23, LOC: UBS AG (r)	7,200,000	7,200,000

Nevada - 1.3%
Nevada State Housing Division Revenue VRDN,
1.25%, 4/15/39, LOC: Fannie Mae (r)	10,300,000	10,300,000

New Hampshire - 2.1%
New Hampshire State Health & Education Facilities
Authority Revenue VRDN:
1.10%, 10/1/23, LOC: Bank of America (r)	2,910,000	2,910,000
1.20%, 7/1/32, LOC: RBS Citizens (r)	13,000,000	13,000,000

New York - 7.5%
Albany New York IDA Revenue VRDN,
2.30%, 6/1/34, LOC: M&T Trust Co. (r)	5,900,000	5,900,000
Monroe County New York IDA Revenue VRDN,
1.35%, 12/1/34, LOC: M&T Trust Co. (r)	1,495,000	1,495,000
New York City GO VRDN, 1.10%, 8/1/34,
LOC: Bank of America (r)	1,000,000	1,000,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
New York - Cont'd
New York City Housing Development Corp. Revenue
VRDN, 1.10%, 6/1/43, LOC: RBS Citizens (r)	$3,865,000	$3,865,000
New York City IDA Revenue VRDN,
1.35%, 2/1/35, LOC: M&T Trust Co. (r)	1,820,000	1,820,000
New York City Transitional Finance Authority
Revenue Bonds, 5.125%, 11/15/14 (prefunded 5/15/09 @ 101)	4,000,000	4,085,661
New York State Housing Finance Agency Revenue VRDN:
0.60%, 5/15/34, LOC: Fannie Mae (r)	12,000,000	12,000,000
1.15%, 5/15/36, LOC: Fannie Mae (r)	5,200,000	5,200,000
1.45%, 5/15/37, CF: Fannie Mae (r)	18,000,000	18,000,000
Oswego County New York Industrial Development
Agency Civic Facilities Revenue VRDN, 2.30%,
1/1/24, LOC: M&T Trust Co. (r)	4,255,000	4,255,000

North Carolina - 0.4%
North Carolina State Medical Care Commission Revenue
Bonds, 7.125%, 10/1/23 (prerefunded 10/1/09 @ 101)	3,000,000	3,156,377

North Dakota - 1.0%
Grand Forks North Dakota Hospital Facilities Revenue
VRDN, 1.09%, 12/1/16, LOC: Bank of America (r)	2,000,000	2,000,000
Traill County North Dakota Solid Waste Disposal Revenue
VRDN, 1.85%, 3/1/13, LOC: Wells Fargo Bank (r)	5,750,000	5,750,000

Ohio - 2.6%
Cuyahoga County Ohio Hospital Revenue Bonds:
6.125%, 2/15/24 (prerefunded 2/15/09 @ 101)	4,845,000	4,913,709
5.50%, 1/15/30 (prerefunded 7/15/09 @ 101)	4,250,000	4,374,195
Cuyahoga County Ohio Healthcare Facilities Revenue
VRDN, 3.33%, 11/1/23, LOC: Fifth Third Bank (r)	3,450,000	3,450,000
Hamilton County Ohio Healthcare and Life Enriching Community
Revenue VRDN, 1.15%, 1/1/37, LOC: PNC Bank (r)	5,540,000	5,540,000
Ohio State Water Development Authority Pollution Control
Facilities Revenue VRDN, 0.75%, 8/1/29, LOC: Barclays Bank (r)	1,800,000	1,800,000

Oklahoma - 2.7%
Oklahoma State Development Finance Authority Revenue Bonds:
5.75%, 8/15/14 (prerefunded 8/15/09 @ 101)	4,000,000	4,135,045
5.625%, 8/15/19 (prerefunded 8/15/09 @ 101)	7,360,000	7,606,427
5.625%, 8/15/29 (prerefunded 8/15/09 @ 101)	3,700,000	3,810,277
Pittsburg County Oklahoma Economic Development Authority
Revenue VRDN, 1.33%, 10/1/21, LOC: PNC Bank (r)	5,000,000	5,000,000

Pennsylvania - 6.9%
Allegheny County Pennsylvania Hospital Development Authority
Revenue VRDN, 1.20%, 7/15/28, LOC: Fannie Mae (r)	4,185,000	4,185,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Pennsylvania - Cont'd
Allegheny County Pennsylvania IDA Revenue
VRDN, 1.08%, 6/1/38, LOC: PNC Bank (r)	$2,800,000	$2,800,000
Butler County Pennsylvania IDA Revenue VRDN,
1.10%, 5/1/34, LOC: Bank of America (r)	2,470,000	2,470,000
Chester County Pennsylvania IDA Student Housing Revenue
VRDN, 1.10%, 2/1/43, LOC: Citizen Bank (r)	8,000,000	8,000,000
Cumberland County Pennsylvania Municipal Authority
Revenue VRDN, 1.20%, 1/1/43, LOC: KBC Bank NV (r)	3,100,000	3,100,000
Montgomery County Pennsylvania GO Notes, 3.00%, 6/1/09	5,000,000	5,021,399
Moon Pennsylvania IDA Revenue VRDN, 1.75%, 7/1/38,
LOC: Bank of Scotland (r)	5,000,000	5,000,000
Pennsylvania State Higher Educational Facilities Authority Revenue
VRDN, 2.15%, 5/1/37, LOC: TD Bank, BPA: TD Bank,
Radian Asset Assurance Insured (mandatory put, 5/1/09 @ 100)(r)	8,000,000	8,000,000
Pennsylvania State Higher Educational Facilities Authority
Revenue VRDN, 1.27%, 11/1/36, LOC: Sovereign Bank,
C/LOC: UniCredit SpA (r)	6,335,000	6,335,000
Philadelphia Pennsylvania IDA Revenue VRDN:
1.10%, 5/1/38 (r)	2,500,000	2,500,000
1.05%, 6/1/38, LOC: Citibank (r)	3,430,000	3,430,000
Philadelphia Pennsylvania GO Bonds, 5.25%, 3/15/13, FSA Insured
(prerefunded 3/15/09 @ 101)	2,000,000	2,033,549

Puerto Rico - 0.7%
Puerto Rico Municipal Finance Agency Revenue
Bonds, 5.75%, 8/1/13 (prerefunded 8/1/09 @ 101)	5,000,000	5,149,375

South Carolina - 2.8%
Dorchester County South Carolina IDA Revenue VRDN,
1.19%, 10/1/24, LOC: Bayerische HypoVereinsbank (r)	5,100,000	5,100,000
Medical University of South Carolina Hospital Facilities
Revenue Bonds, 6.00%, 7/1/19 (prerefunded 7/1/09 @ 101)	5,000,000	5,150,641
South Carolina State Jobs-Economic Development Authority
Health Facilities Revenue VRDN:
1.20%, 4/1/27, LOC: Wachovia Bank, CF: Radian Asset Assurance (r)	3,000,000	3,000,000
2.00%, 11/1/31, LOC: Wachovia Bank (r)	3,545,000	3,545,000
South Carolina State Transportation Infrastructure Bank
Revenue Bonds, 5.375%, 10/1/24 (prerefunded 10/1/09 @ 101)	5,000,000	5,164,053

Tennessee - 1.9%
Knox County Health Educational & Housing Facilities Board
Revenue Bonds, 5.75%, 4/1/19 (prerefunded 4/1/09 @ 101)	4,000,000	4,078,374
Loudon Tennessee Industrial Development Board Revenue VRDN,
2.30%, 4/1/13, LOC: JPMorgan Chase Bank (r)	1,570,000	1,570,000
Metropolitan Nashville Tennessee Airport Authority Revenue VRDN,
0.85%, 7/1/19, LOC: Societe Generale (r)	6,800,000	6,800,000
Shelby County Tennessee Health Educational and
Housing Facilities Board Revenue VRDN:
1.25%, 5/1/16, LOC: Allied Irish Bank (r)	1,700,000	1,700,000
1.25%, 6/1/26, LOC: Allied Irish Bank (r)	400,000	400,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Texas - 3.6%
Fort Bend Texas Independent School District GO Bonds,
5.375%, 2/15/24, GA: Texas Permanent School Fund
(prerefunded 2/15/09 @ 100)	$4,445,000	$4,461,508
Garland Texas Independent School District GO Bonds, 2.15%, 6/15/29,
BPA: Depfa Bank plc, GA: Texas Permanent School Fund (r)	4,305,000	4,305,000
HFDC of Central Texas Inc. Revenue VRDN, 1.21%, 5/15/38,
LOC: Sovereign Bank, C/LOC: KBC Bank NV (r)	6,500,000	6,500,000
Kendall County Texas Health Facility Development Corp. Revenue
VRDN, 1.08%, 1/1/41, LOC: Allied Irish Bank (r)	5,770,000	5,770,000
Red River Texas Educational Finance Revenue VRDN,
1.00%, 12/1/31 (r)	2,880,000	2,880,000
Tarrant County Texas Industrial Development Corp. Revenue
VRDN, 1.50%, 9/1/27, LOC: JPMorgan Chase Bank (r)	4,000,000	4,000,000

Utah - 0.6%
Utah State Housing Corp. Revenue VRDN, 1.95%, 7/1/36, BPA:
Bayerische Landesbank, CF: Utah Housing Corporation (r)	4,945,000	4,945,000

Vermont - 3.4%
Vermont State Economic Development Authority Revenue
VRDN, 1.65%, 10/1/38, LOC: Key Bank (r)	4,000,000	4,000,000
Vermont State Educational & Health Buildings Financing Agency Revenue VRDN:
4.25%, 6/1/22, LOC: Chittenden Trust Co.,
C/LOC: Wachovia Bank (r)	1,325,000	1,325,000
0.95%, 10/1/29, LOC: TD Bank (r)	500,000	500,000
1.28%, 10/1/30, LOC: TD Bank (r)	10,100,000	10,100,000
1.23%, 1/1/33, LOC: TD Bank (r)	3,635,000	3,635,000
0.45%, 9/1/38, LOC: RBS Citizens (r)	5,000,000	5,000,000
Vermont Student Assistance Corp. Educational Loans Revenue
VRDN, 0.95%, 12/15/40, LOC: Lloyds TSB Bank (r)	2,000,000	2,000,000

Virginia - 2.1%
Albemarle County Virginia IDA Revenue VRDN, 0.85%,

6/1/37, LOC: SunTrust Bank (r)	2,000,000	2,000,000
Alexandria Virginia IDA Revenue VRDN, 1.25%, 10/1/30, LOC:
Branch Bank & Trust, AMBAC Insured (r)	7,765,000	7,765,000
Fairfax County Virginia GO Revenue Bonds, 4.25%, 6/1/09	3,000,000	3,028,042
Richmond Virginia IDA Revenue VRDN, 1.30%, 5/1/35,
LOC: SunTrust Bank (e)(r)	3,540,000	3,540,000

Washington - 3.2%
Seattle Washington Water System Revenue VRDN, 0.85%,
3/1/32, LOC: Bayerische Landesbank (r)	4,900,000	4,900,000
Washington State GO Bonds, 5.62%, 7/1/21
(prerefunded 7/1/09 @ 100)	3,000,000	3,055,538
Washington State Health Care Facilities Authority Revenue VRDN:
1.00%, 11/15/26, LOC: Citibank (r)	6,500,000	6,500,000
1.65%, 2/1/38, LOC: Key Bank (r)	7,410,000	7,410,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Washington - Cont'd
Washington State Housing Finance Commission Nonprofit Revenue
VRDN, 1.65%, 4/1/43, LOC: Key Bank (r)	$3,000,000	$3,000,000

West Virginia - 0.4%
West Virginia State GO Bonds, 5.75%, 6/1/13
(prerefunded 6/1/09 @ 101)	2,825,000	2,897,027

Wisconsin - 1.7%
Grafton Wisconsin IDA Revenue VRDN, 0.80%, 12/1/17,
LOC: U.S. Bank (r)	1,635,000	1,635,000
Wisconsin State Health & Educational Facilities Authority Revenue VRDN:
1.05%, 11/1/23, LOC: U.S. Bank (r)	4,525,000	4,525,000
0.80%, 12/1/36, LOC: JPMorgan Chase Bank (r)	7,000,000	7,000,000

Wyoming - 1.5%
Gillette Wyoming Pollution Control Revenue VRDN, 1.15%,
1/1/18, LOC: Barclays Bank (r)	11,200,000	11,200,000

TOTAL INVESTMENTS (Cost $765,038,854) - 99.2%		765,038,854
Other assets and liabilities, net - 0.8%		6,532,572
Net Assets - 100%		$771,571,426

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class O: 760,870,895 shares outstanding		$760,759,840
Class I: 10,853,322 shares outstanding		10,852,066
Undistributed net investment income		2
Accumulated net realized gain (loss) on investments		(40,482)

Net Assets		$771,571,426

Net Asset Value Per Share
Class O: (based on net assets of $760,721,569)		$1.00
Institutional Class: (based on net assets of $10,849,857)		$1.00

See notes to statements of net assets and notes to financial statements.

Limited-Term Portfolio
Statement of Net Assets
December 31, 2008
	Principal
Municipal Obligations - 99.3%	Amount	Value
Alabama - 2.3%
Calhoun County Alabama Economic Development Council Industrial
Development Revenue VRDN, 1.45%, 4/1/21 (r)	$2,000,000	$2,000,000
Mobile Alabama Industrial Development Board Pollution Control Revenue
Bonds, 4.75%, 6/1/34, (mandatory put, 3/19/12 @ 100) (r)	1,000,000	989,870

California - 4.9%
California State Department of Water Resources Revenue Bonds:
6.00%, 12/1/10 (prerefunded, escrowed to maturity)	430,000	468,584
6.00%, 12/1/10 (prerefunded, escrowed to maturity)	5,000	5,442
6.00%, 12/1/10 (unrefunded balance)	565,000	608,008
California State Economic Recovery GO Bonds, 5.00%, 7/1/23,
(mandatory put, 7/1/11 @ 100)(r)	1,000,000	1,042,670
California State GO Bonds, 3.15%, 5/1/33 (r)	3,000,000	3,000,000
Golden State Tobacco Securitization Corp. California
Tobacco Settlement Revenue Bonds, 5.50%, 6/1/33
(prerefunded 6/1/13 @ 100)	1,000,000	1,112,730

Florida - 7.4%
Miami Florida GO Bonds, 5.50%, 1/1/19
(prerefunded 1/1/12 @ 100)	1,000,000	1,105,420
Palm Beach County Florida Revenue VRDN, 2.00%, 1/1/34 (r)	1,620,000	1,620,000
Polk County Florida Transportation Improvement Revenue Bonds,
5.00%, 12/1/25 (r)	3,500,000	3,666,845
University Athletic Association, Inc. Athletic Program Revenue Bonds:
3.75%, 10/1/27, (mandatory put, 10/1/2011 @ 100)(r)	935,000	944,836
3.80%, 10/1/31, (mandatory put, 10/1/2011 @ 100)(r)	2,000,000	2,014,220

Georgia - 5.1%
Columbus Georgia Downtown IDA Revenue Bonds,
5.61%, 7/1/29 (j)(r)	3,900,000	2,530,125
Forsyth County Georgia School District GO Bonds,
5.75%, 2/1/19 (prerefunded 2/1/10 @102)	3,700,000	3,960,147

Illinois - 5.5%
Chicago Illinois Board of Education GO Bonds, Zero Coupon, 12/1/09	4,000,000	3,908,360
Chicago Illinois Housing Authority Revenue Bonds, 5.00%, 7/1/09	3,000,000	3,054,690

Indiana - 0.4%
Spencer County Indiana Industrial Pollution Control Revenue
VRDN, 1.80% 11/1/18, (r)	480,000	480,000

	Principal
Municipal Obligations - Cont'd	Amount	Value
Iowa - 2.1%
Iowa State Finance Authority Revenue Bonds, 5.25%, 8/1/10	$2,475,000	$2,615,728

Louisiana - 2.0%
Louisiana Public Facilities Authority Revenue
VRDN, 1.25%, 8/1/23 (r)	2,500,000	2,500,000

Maryland - 0.8%
Maryland Health & Higher Educational Facilities Authority
Revenue VRDN, 1.05%, 7/1/34 (r)	1,000,000	1,000,000

Massachusetts - 4.3%
Massachusetts State GO Bonds, 5.50%, 11/1/11	5,000,000	5,462,650

Missouri - 5.1%
Missouri Bi-State Development Agency Revenue Bonds,
3.95%, 10/1/35, (mandatory put, 10/1/2009 @ 100)(r)	6,320,000	6,460,304

New Jersey - 1.8%
New Jersey Tobacco Settlement Financing Corp. Revenue
Bonds, 6.125%, 6/1/42 (prerefunded 6/1/12 @ 100)	2,000,000	2,271,100

New York - 7.1%
New York City GO VRDN, 1.10%, 8/1/34, (r)	1,000,000	1,000,000
New York State Housing Finance Agency Revenue
VRDN, 0.60%, 5/15/34 (r)	500,000	500,000
New York Tri-Borough Bridge and Tunnel Authority Revenue
Bonds, 5.125%, 1/1/22, (prerefunded 1/1/12 @ 100)	5,000,000	5,498,800
Utica New York IDA Revenue Bonds, 4.00%, 7/15/29,
(mandatory put, 7/15/2009 @ 100)(r)	2,000,000	2,028,040

North Dakota - 1.9%
Three Affiliated Tribes of the Fort Berthold Reservation
Revenue Bonds, 7.128%, 11/1/19 (r)	3,555,000	2,453,021

Ohio - 3.9%
Cincinnati City School District COPs, 5.00%, 12/15/10	1,500,000	1,578,120
Cuyahoga County Ohio Economic Development Revenue
VRDN, 1.88%, 6/1/38 (r)	3,400,000	3,400,000

Pennsylvania - 7.5%
Pennsylvania State Higher Educational Facilities Authority Revenue
Bonds, 2.15%, 5/1/37, (mandatory put, 5/1/09 @ 100)(r)	1,000,000	1,000,230
Philadelphia Pennsylvania IDA Revenue
VRDN, 1.10%, 5/1/38 (r)	7,500,000	7,500,000
University of Pittsburgh Pennsylvania Higher Education
Revenue Bonds, 5.00%, 8/1/10	1,000,000	1,047,390

	Principal
Municipal Obligations - 99.3%	Amount	Value
Puerto Rico - 3.8%
Puerto Rico Highway & Transportation Authority
Revenue Bonds, 6.00%, 7/1/39 (prerefunded 7/1/10 @101)	$1,000,000	$1,074,720
Puerto Rico Housing Finance Authority Revenue
Bonds, 5.00%, 12/1/16 (prerefunded 12/1/13 @100)	500,000	555,770
Puerto Rico Public Buildings Authority Revenue Bonds,
5.25%, 7/1/29 (prerefunded 7/1/14 @ 100)	500,000	560,960
Puerto Rico Public Finance Corp. Revenue Bonds, 5.70%,
8/1/25 (prerefunded 2/1/10 @100)	2,500,000	2,612,475

South Carolina - 0.4%
South Carolina State Jobs-Economic Development Authority
Health Facilities Revenue VRDN, 2.00%, 11/1/31 (r)	475,000	475,000

Tennessee - 0.8%
Tennessee State GO Bonds, 5.00%, 5/1/10	1,000,000	1,049,330

Texas - 21.4%
Lewisville Texas Independent School District GO Bonds:
Zero Coupon, 8/15/09	2,000,000	1,981,740
Zero Coupon, 8/15/10	2,000,000	1,920,440
Mission Economic Development Corp. Revenue Bonds,
6.00%, 8/1/20, (mandatory put, 8/1/13 @ 100)(r)	1,000,000	862,150
Northside Texas Independent School District GO Bonds,
4.00%, 6/1/35, (mandatory put, 5/31/11 @ 100)(r)	4,905,000	5,033,658
San Antonio Texas Electric And Gas Utility Revenue Bonds:
5.75%, 2/1/15 (prerefunded 2/1/10 @ 100)	1,000,000	1,050,870
5.75%, 2/1/16 (prerefunded 2/1/10 @ 100)	5,105,000	5,364,691
Sherman Independent School District GO Bonds,
3.125%, 8/1/36, (mandatory put, 8/1/2009 @ 100)(r)	2,000,000	2,024,300
Tarrant County Texas Housing Finance Corp. Revenue
Bonds, 6.25%, 3/1/04 (b)(f)	13,100,000	8,908,000

Vermont - 0.4%
Vermont State Educational & Health Buildings Financing
Agency Revenue VRDN, 0.95%, 10/1/29 (r)	500,000	500,000

West Virginia - 3.0%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25, (g)(r)*	22,835,000	3,793,579

Other - 7.4%
Capital Trust Agency Housing Revenue Bonds, 5.95%, 1/15/39 (c)(r)*	14,452,566	9,394,168

TOTAL INVESTMENTS (Cost $154,299,715) - 99.3%		125,989,181
Other assets and liabilities, net - 0.7%		911,511
Net Assets - 100%		$126,900,692
Net Assets Consist of:
Paid-in capital applicable to 13,109,907 shares of beneficial interest, unlimited number of no par value shares authorized		$172,979,679
Undistributed net investment income (loss)		(670,855)
Accumulated net realized gain (loss) on investments		(17,097,598)
Net unrealized appreciation (depreciation) on investments		(28,310,534)

Net Assets		$126,900,692

Net Asset Value Per Share		$9.68

See notes to statements of net assets and notes to financial statements.

Long-Term Portfolio
Statement of Net Assets
December 31, 2008
	Principal
Municipal Obligations - 98.1%	Amount	Value
California - 7.3%
Hawaiian Gardens California Public Finance Authority Revenue Bonds:
5.25%, 12/1/22	$1,475,000	$1,299,092
5.25%, 12/1/23	1,000,000	869,610
Long Beach California Unified School District GO, Zero Coupon,
8/1/25	1,000,000	397,650
Perris Union High School District COPs, 6.00%, 10/1/30
(prerefunded 10/1/10 @101)	945,000	1,018,701

Colorado - 2.8%
Colorado State Educational & Cultural Facilities Authority
Revenue Bonds, 5.375%, 7/1/20 (prerefunded 7/1/12 @100)	1,230,000	1,372,742

Connecticut - 1.0%
Connecticut State Health & Educational Facility Authority
Revenue Bonds, 5.00%, 7/1/35	490,000	487,859

Florida - 17.1%
Dade County Florida GO Bonds, 7.75%, 10/1/18	2,000,000	2,559,720
Dade County Florida IDA Revenue Bonds, 8.00%, 6/1/22	1,090,000	875,826
Florida State Board of Education Lottery Revenue
Bonds, 5.25%, 7/1/20	1,500,000	1,526,130
Miami-Dade County Florida Professional Sports Franchise Facilities
Tax Revenue Bonds, 5.25%, 10/1/30 (escrowed to maturity)	1,675,000	1,771,262
Miami-Dade County Florida School Board COPs, 5.00%, 8/1/20	1,000,000	973,470
Palm Beach County Florida Revenue VRDN, 2.00%, 1/1/34 (r)	750,000	750,000

Illinois - 2.6%
Illinois State Metropolitan Pier and Exposition Authority
Dedicated State Tax Revenue Bonds, 5.75%, 6/15/41	500,000	493,110
Markham Illinois GO Bonds, 6.00%, 2/1/25	1,000,000	808,340
Kentucky - 4.0%
Kentucky Housing Corp. MFH Revenue Bonds,
5.00%, 6/1/35 (mandatory put, 6/1/23 @ 100)(r)	2,210,000	1,971,143

Louisiana - 3.3%
Louisiana Local Government Environmental Facilities and Community
Development Authority Revenue Bonds, 6.30%, 7/1/30	1,000,000	805,200
Louisiana State Public Facilities Authority Revenue
Bonds, 5.25%, 11/1/17	840,000	797,656

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - 1.4%
Cecil County Maryland Health Department COPs,
3.907%, 7/1/14 (r)	$670,000	$545,541
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (k)*	245,000	133,493
Series C, Zero Coupon, 7/1/48 (k)	337,865	13,231

Michigan - 1.9%
Ann Arbor Michigan School District GO Bonds, 4.75%, 5/1/29	1,000,000	916,830

Nevada - 2.4%
Clark County Nevada GO Bonds, 5.00%, 6/1/30	1,305,000	1,189,755

New Jersey - 10.7%
Essex County New Jersey Improvement Authority
Revenue Bonds, 5.25%, 12/15/21	2,280,000	2,438,118
New Jersey State Transportation Trust Fund Authority
Revenue Bonds, 5.25%, 12/15/23	1,830,000	1,820,758
Ocean County New Jersey Utilities Authority Wastewater
Revenue Bonds, 5.25%, 1/1/26	1,000,000	1,035,380

Ohio - 8.8%
Cuyahoga County Ohio Healthcare Facilities Revenue
VRDN, 3.33%, 11/1/23 (r)	310,000	310,000
Ohio State HFA MFH Revenue Bonds:
5.45%, 8/20/34	1,730,000	1,417,700
4.90%, 6/20/48	1,000,000	707,400
Ohio State Higher Educational Facility
Revenue VRDN, 6.40%, 9/1/26 (r)	1,920,000	1,920,000

Oklahoma - 2.8%
Citizen Potawatomi Nation Revenue Bonds, 6.50%, 9/1/16	1,500,000	1,370,265

Pennsylvania - 1.8%
Pocono Mountain Pennsylvania School District
GO Bonds, 5.00%, 9/1/34	1,000,000	908,640

Puerto Rico - 1.2%
Puerto Rico Public Buildings Authority Revenue
Bonds, 5.25%, 7/1/29 (prerefunded 7/1/14 @100)	500,000	560,960

Rhode Island - 1.1%
Rhode Island Port Authority and Economic Development Corp.
Airport Revenue Bonds, 7.00%, 7/1/14	500,000	525,275

Texas - 16.8%
Garland Texas GO Bonds, 5.25%, 2/15/20	1,500,000	1,570,740

	Principal
Municipal Obligations - Cont'd	Amount	Value
Texas - Cont'd
Harris County Texas Spring Independent School District
GO Bonds, 5.00%, 8/15/28 (r)	$1,000,000	$1,011,870
Houston Texas Water and Sewer System Revenue
Bonds, 5.50%, 12/1/29 (escrowed to maturity)	1,255,000	1,388,306
Longview Independent School District GO, Zero Coupon, 2/15/18	250,000	167,390
Manor Texas Independent School District GO Bonds, 4.50%, 8/1/24	1,000,000	962,310
Mission Economic Development Corp. Solid Waste
Disposal Revenue Bonds, 6.00%, 8/1/20 (mandatory put, 8/1/13 @ 100)(r)	1,000,000	862,150
Tarrant County Texas Health Facilities Development Corp.
Revenue Bonds, 5.75%, 2/15/15 (escrowed to maturity)	2,000,000	2,343,880

Virgin Islands - 1.9%
Virgin Islands Public Finance Authority Revenue
Bonds, 6.375%, 10/1/19	1,000,000	937,420

Virginia - 3.5%
Chesterfield County Virginia IDA Pollution Control
Revenue Bonds, 5.875%, 6/1/17	1,700,000	1,741,038

Washington - 3.1%
Clark County Washington School District
GO Bonds, 5.00%, 12/1/22	1,500,000	1,522,140

West Virginia - 0.3%
West Virginia State Economic Development Authority Commonwealth
Development Revenue Bonds, 6.68%, 4/1/25 (g)(r)*	992,500	164,884

Wisconsin - 2.3%
Monroe Wisconsin School District GO Bonds, 5.25%, 4/1/16	1,115,000	1,153,378

TOTAL INVESTMENTS (Cost $52,506,203) - 98.1%		48,416,363
Other assets and liabilities, net - 1.9%		952,789
Net Assets - 100%		$49,369,152

Net Assets Consist of:
Paid-in capital applicable to 3,335,479 Class A shares of beneficial interest, unlimited number of no par value shares authorized		$54,246,439
Undistributed net investment income		16,018
Accumulated net realized gain (loss) on investments		(699,677)
Net unrealized appreciation (depreciation) on investments		(4,193,628)

Net Assets		$49,369,152

Net Asset Per Share		$14.80

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
U.S. Treasury Bonds	25	3/09	$3,451,172	($103,788)

See notes to statements of net assets and notes to financial statements.

Notes to statements of net assets

(b)      This security was valued by the Board of Trustees. See Note A.

(c)      Capital Trust Agency Housing Revenue Bonds in Limited Term are not accruing interest. This security was issued in July 2008 in exchange for the Series 2005 Capital Trust Agency Housing Revenue Bonds ("Series 2005 Bonds") held by the Portfolio. Accrued past due interest related to the Series 2005 Bonds as of December 31, 2008 totaled $246,752.

(f)      Tarrant County Texas Housing Finance Corp. Revenue Bonds (Chatham Creek project) in Limited Term have been restructured from an original maturity date of March 1, 2002. Security is currently in default for both principal and interest. Accrued interest as of December 31, 2008 totaled $444,159 and includes past due interest accrued since and due on September 1, 2006. Effective November 2006, this security is no longer accruing interest.

(g)      West Virginia State Economic Development Authority Commonwealth Development Revenue Bonds (Stonewall Jackson project) in Limited term and Long Term are currently in default for interest. Effective October 2006, this security is no longer accruing interest.

(j)      Columbus Georgia Downtown IDA Revenue Bonds (Ralston project) in Limited Term is currently in default for interest. Effective November 2006, this security is no longer accruing interest.

(k)      Maryland State Economic Development Corp. Revenue Bonds Series B and C in Long Term were issued in exchange for 500,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Portfolio. Series B is not accruing interest.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

*     Non-income producing security.

Explanation of Guarantees:

BPA: Board-Purchase Agreement
CA: Collateral Agreement
CF: Credit Facility
C/LOC: Confirming Letter of Credit
GA: Guaranty Agreement
GIC: Guaranteed Investment Contract
LOC: Letter of Credit

Abbreviations:

COPs: Certificates of Participation
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations
Year Ended December 31, 2008
	Money Market	Limited-Term	Long-Term
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$21,704,620	$4,305,329	$2,505,441

Expenses:
Investment advisory fee	2,060,880	912,982	310,122
Transfer agency fees and expenses	859,496	159,597	35,069
Distribution Plan expenses:
Class A	--	--	46,518
Trustees' fees and expenses	34,142	3,113	2,106
Administrative fees:
Class O	2,223,941	--	--
Class A	--	48,024	16,393
Institutional Class	9,279	--	--
Accounting fees	112,896	23,514	8,240
Custodian fees	116,525	35,676	14,814
Insurance	164,917	3,176	633
Registration fees	46,002	19,563	16,909
Reports to shareholders	102,064	22,647	4,039
Professional fees	41,115	23,858	21,396
Miscellaneous	119,487	7,205	2,099
Total expenses	5,890,744	1,259,355	478,338
Fees paid indirectly	(98,899)	(6,004)	(2,295)
Net expenses	5,791,845	1,253,351	476,043

Net Investment Income	15,912,775	3,051,978	2,029,398

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(40,482)	(3,875,238)	(5,517)
Futures	--	--	(416,368)
	(40,482)	(3,875,238)	(421,885)

Change in unrealized appreciation (depreciation) on:
Investments	--	(558,018)	(4,238,014)
Futures	--	--	(97,930)
	--	(558,018)	(4,335,944)

Net Realized and Unrealized
Gain (Loss)	(40,482)	(4,433,256)	(4,757,829)

Net Increase (Decrease) in Net Assets
Resulting from Operations	$15,872,293	($1,381,278)	($2,728,431)

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$15,912,775	$27,548,041
Net realized gain (loss)	(40,482)	41,174

Increase (Decrease) in Net Assets
Resulting from Operations	15,872,293	27,589,215

Distributions to shareholders from:
Net investment income:
Class O shares	(15,591,587)	(27,015,832)
Institutional Class shares	(384,699)	(605,797)
Total distributions	(15,976,286)	(27,621,629)

Capital share transactions:
Shares sold:
Class O shares	547,846,250	758,024,922
Institutional Class shares	35,289,068	164,334,013
Reinvestment of distributions:
Class O shares	15,600,537	26,664,001
Institutional Class shares	303,118	603,205
Shares redeemed:
Class O shares	(704,500,633)	(786,447,449)
Institutional Class shares	(40,544,167)	(160,664,897)
Total capital share transactions	(146,005,827)	2,513,795

Total Increase (Decrease) in Net Assets	(146,109,820)	2,481,381

Net Assets
Beginning of year	917,681,246	915,199,865
End of year (including undistributed net investment
income of $2 and $63,513, respectively)	$771,571,426	$917,681,246

See notes to financial statements.

	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2008	2007
Shares sold:
Class O shares	547,846,233	758,024,922
Class I shares	35,289,068	164,334,013
Reinvestment of distributions:
Class O shares	15,600,537	26,664,001
Institutional Class shares	303,118	603,205
Shares redeemed:
Class O shares	(704,500,633)	(786,447,449)
Institutional Class shares	(40,544,167)	(160,664,897)
Total capital share activity	(146,005,844)	2,513,795

See notes to financial statements.

Limited-Term Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$3,051,978	$7,382,473
Net realized gain (loss)	(3,875,238)	(1,860,684)
Change in unrealized appreciation or (depreciation)	(558,018)	(10,119,210)

Increase (Decrease) in Net Assets
Resulting from Operations	(1,381,278)	(4,597,421)

Distributions to shareholders from:
Net investment income	(3,048,920)	(8,118,581)

Capital share transactions:
Shares sold	9,015,138	23,613,438
Reinvestment of distributions	2,459,240	6,477,402

Redemption fees	4	1,391
Shares redeemed	(65,661,887)	(296,428,661)
Total capital share transactions	(54,187,505)	(266,336,430)

Total Increase (Decrease) in Net Assets	(58,617,703)	(279,052,432)

Net Assets
Beginning of year	185,518,395	464,570,827
End of year (including distributions in excess of net investment income of $670,855
and $646,701, respectively)	$126,900,692	$185,518,395

Capital Share Activity
Shares sold	913,298	2,297,345
Reinvestment of distributions	249,633	631,705
Shares redeemed	(6,637,375)	(29,027,409)
Total capital share activity	(5,474,444)	(26,098,359)

See notes to financial statements.

Long-Term Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$2,029,398	$2,001,369
Net realized gain (loss) on investments	(421,885)	(54,702)
Change in unrealized appreciation or (depreciation)	(4,335,944)	(1,028,270)

Increase (Decrease) in Net Assets
Resulting from Operations	(2,728,431)	918,397

Distributions to shareholders from:
Net investment income	(2,030,154)	(2,000,509)

Capital share transactions:
Shares sold	5,014,935	7,146,584
Reinvestment of distributions	1,682,140	1,671,042
Redemption fees	248	1
Shares redeemed	(5,950,442)	(7,209,754)
Total capital share transactions	746,881	1,607,873

Total Increase (Decrease) in Net Assets	(4,011,704)	525,761

Net Assets
Beginning of year	53,380,856	52,855,095
End of year (including undistributed net investment income of $16,018 and $17,283, respectively)	$49,369,152	$53,380,856

Capital Share Activity
Shares sold	322,671	436,607
Reinvestment of distributions	108,306	102,421
Shares redeemed	(382,782)	(441,024)
Total capital share activity	48,195	98,004

See notes to financial statements.

Limited-Term Portfolio
Statement of Cash Flows
Year Ended December 31, 2008
Increase (decrease) in cash
Cash flows from operating activities:
Net decrease in net assets resulting from operations	($1,381,278)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(134,801,114)
Proceeds from disposition of investment securities	165,675,384
Sale of short-term investment securities, net	24,049,231
Decrease in interest receivable	849,773
Decrease in receivables for investment securities sold	60,000
Decrease in other assets	4,169
Decrease in accrued expenses	(50,008)
Premium amortization and discount accretion, net	371,069
Unrealized depreciation on investment securities	558,018
Net realized loss from investments	3,875,238
Net cash used in operating activities	59,210,482

Cash flows from financing activities:
Proceeds from shares sold	9,030,753
Payment on shares redeemed	(68,313,089)
Cash distributions paid	(589,680)
Increase in line of credit payable	390,150
Net cash provided by financing activities	(59,481,866)

Net decrease in cash	(271,384)

Cash:
Beginning balance	271,385
Ending balance	$1

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $2,459,240.

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is comprised of four separate portfolios, three of which are reported herein: Money Market, Limited-Term and Long-Term. Money Market and Limited-Term are registered as diversified portfolios and Long-Term as a non-diversified portfolio. The operations of each Portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Institutional Class shares require a minimum account balance of $1,000,000 and have a lower expense ratio than Class O shares. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class A shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolios use independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. All securities for Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, securities valued at $8,908,000, or 7.0% of net assets, of the Limited-Term Portfolio, were fair valued in good faith under the direction of the Board of Trustees.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

Money Market Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	--
Level 2 - Other Significant Observable Inputs	$765,038,854
Level 3 - Significant Unobservable Inputs	--
Total	$765,038,854
Limited-Term Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	--
Level 2 - Other Significant Observable Inputs	$117,081,181
Level 3 - Significant Unobservable Inputs	8,908,000
Total	$125,989,181

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited-Term	Investments in Securities
Balance as of 12/31/07	$8,908,000
Accrued discounts/ premiums	--
Realized gain (loss)	--
Change in unrealized appreciation (depreciation)	--
Net purchases (sales)	--
Transfers in and/ or out of Level 3	--
Balance as of 12/31/08	$8,908,000

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities for Limited-Term Portfolio included in the change in net assets was $0. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Long-Term Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	--	($103,788)
Level 2 - Other Significant Observable Inputs	$48,416,363	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$48,416,363	($103,788)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering the value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 34.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodians' fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Money Market Insurance: The Money Market Portfolio had obtained private insurance that partially protected it against default of principal or interest payments on the instruments it held. U.S. government securities held by the Portfolio were excluded from this coverage. This policy expired on September 24, 2008.

Redemption Fee: The Limited-Term and Long-Term Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (Long-Term) or seven days of purchase (Limited-Term) in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects shareholders of record on September 19, 2008 from losses if the Portfolio is unable to maintain a $1.00 net asset value. Covered shareholders will receive $1.00 per share upon liquidation of the Fund, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Portfolio will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Portfolio's net assets as of September 19, 2008 (accordingly, the Portfolio's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department through April 30, 2009. For the extension of the Program (through April 30, 2009), the Fund made an extension payment of 0.015% of the Portfolio's net assets as of September 19, 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	First	Next	Over
	$500 Million	$500 Million	$1 Billion
Money Market	.25%	.20%	.15%
Limited-Term	.60%	.50%	.40%
Long-Term	.60%	.50%	.40%

Under terms of the agreement $162,239, $65,481, and $24,555 was payable at year end for Money Market, Limited-Term, and Long-Term, respectively. In addition, $220,565, $24,853, and $11,168 was payable at year end for operating expenses paid by the Advisor during December 2008, for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under terms of the agreement $169,139, $3,820 and $1,433 was payable at year end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan adopted by Class A of Long-Term allows the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term. The amount actually paid by Long-Term, is an annualized fee, payable monthly of .09% of the Portfolio's average daily net assets of Class A. Under terms of the agreement $3,683 was payable at year end for Long-Term.

The Distributor received $1,510 and $12,600 as its portion of commissions charged on sales of Limited-Term and Long-Term, respectively during the year ended December 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $469,517, $33,230, and $7,211 for the year ended December 31, 2008 for Money Market, Limited-Term and Long-Term, respectively. Under terms of the agreement $38,254, $2,575, and $597 was payable at year end for Money Market, Limited-Term, and Long-Term, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Limited-Term	Long-term
Purchases	$132,497,593	$24,502,080
Sales	$163,375,384	23,854,576

Money Market held only short-term investments.

The following table presents the cost of investments for federal income tax purposes, the components of net unrealized appreciation (depreciation) as of December 31, 2008 and the net capital loss carryforwards with expiration dates as of December 31, 2008.

	Money Market	Limited-Term	Long-Term
Federal income tax cost	$765,038,854	$154,279,210	$52,505,040
Unrealized appreciation	--	1,620,452	695,099
Unrealized (depreciation)	--	(29,910,481)	(4,783,776)
Net appreciation (depreciation)	--	($28,290,029)	($4,088,677)

Capital Loss Carryforwards

Expiration Date	Money Market	Limited-Term	Long-Term
December 31, 2012	--	$2,204,809	--
December 31, 2013	--	$2,278,445	--
December 31, 2014	--	$616,112	$164,287
December 31, 2015	--	$8,150,206	$54,030
December 31, 2016	$40,482	$3,848,026	$22,951

Capital loss carryforwards may be utilized to offset future capital gains until expiration.

Long-Term intends to elect to defer net capital losses of $560,322 incurred from November 1, 2008 through December 31, 2008 and treat them as arising in the calendar year ending December 31, 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

Money Market	2008	2007
Distributions from:
Tax-exempt income	$15,971,667	$27,579,571
Ordinary income	4,619	884
Long-Term capital gain	--	41,174
Total	$15,976,286	$27,621,629
Limited-Term	2008	2007
Distributions from:
Tax-exempt income	$3,048,172	$8,113,967
Ordinary income	748	4,614
Total	$3,048,920	$8,118,581
Long-Term	2008	2007
Distributions from:
Tax-exempt income	$2,029,700	$1,998,826
Ordinary income	454	1,683
Total	$2,030,154	$2,000,509

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money Market Portfolio	Limited-Term Portfolio	Long-Term Portfolio
Undistributed tax-exempt income	$2	$272,141	$12,980
Capital loss carryforward	(40,482)	(17,097,598)	(241,268)
Unrealized appreciation (depreciation)	--	(28,290,029)	(4,088,677)
Total	($40,480)	($45,115,486)	($4,316,965)

The differences between components of distributable earnings on a tax basis and the amount reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Limited-Term, these differences are due to market discounts and interest defaults. For Long-Term, these differences are due to market discounts, Section 1256 contracts, wash sales and deferral of post-October losses.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for Limited-Term is market discount. For Long-Term, the reclassification is due to market discount and prior year litigation settlements.

	Limited-Term	Long-Term
Undistributed net investment income	($27,212)	($509)
Accumulated net realized gain (loss)	$27,212	1,164
Paid-in capital	--	(655)

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, such purchase and sales transactions were:

	Money Market	Limited-Term	Long-Term
Purchases	$98,625,241	$69,809,070	$14,980,000
Sales	148,000,000	57,127,000	12,565,000
Net Realized Gain	--	3,053	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market and Limited-Term had outstanding loan balances of $184,259 and $390,150, respectively, at an interest rate of 0.53% as of December 31, 2008. For the year ended December 31, 2008, borrowings by the Portfolios under the agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$920,721	2.68%	$17,044,781	September 2008
Limited-Term	511,114	2.58%	6,366,415	October 2008
Long-Term	66,791	2.78%	1,319,741	March 2008

Note E -- Other

In August 2007, Calvert Asset Management Company received a Final Determination Letter and Proposed Adverse Report (the "Report") from the Internal Revenue Service regarding Oklahoma Housing Development Authority Revenue Bonds, ("Oklahoma Bonds") previously held in the Calvert Tax-Free Reserves Limited-Term Portfolio. The Report alleges that the Oklahoma Bonds are taxable and that $596,250 of interest received on the Oklahoma Bonds in 2004 and 2005 is not excludable from the gross income of bondholders. The Fund has engaged counsel to evaluate options related to this Report. Management does not believe that the ultimate resolution of this matter will be material to the Fund.

Tax Information (Unaudited)

Money Market, Limited and Long-Term designate $15,971,667, $3,048,172, and $2,029,700, respectively, as exempt-interest dividends for the calendar year ended December 31, 2008.

Money Market Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.018	.030	.028
Distributions from
Net investment income	(.018)	(.030)	(.028)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.83%	3.06%	2.83%
Ratios to average net assets: A
Net investment income	1.82%	3.00%	2.78%
Total expenses	.68%	.68%	.69%
Expenses before offsets	.68%	.68%	.69%
Net expenses	.67%	.66%	.67%
Net assets, ending (in thousands)	$760,722	$901,876	$903,667

	Years Ended
	December 31,	December 31,
Class O Shares	2005	2004
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.018	.006
Distributions from
Net investment income	(.018)	(.006)
Net asset value, ending	$1.00	$1.00

Total return*	1.79%	.58%(x)
Ratios to average net assets: A
Net investment income	1.77%	.57%
Total expenses	.69%	.70%
Expenses before offsets	.69%	.69%
Net expenses	.68%	.69%
Net assets, ending (in thousands)	$987,404	$1,069,129

See notes to financial highlights.

Money Market Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Institutional Class	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.021	.033	.030
Distributions from
Net investment income	(.021)	(.033)	(.030)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.09%	3.32%	3.08%
Ratios to average net assets: A
Net investment income	2.06%	3.26%	3.00%
Total expenses	.43%	.43%	.43%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.42%	.41%	.41%
Net assets, ending (in thousands)	$10,850	$15,806	$11,533

	Years Ended
	December 31,	December 31,
Institutional Class	2005	2004
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.021	.009
Distributions from
Net investment income	(.021)	(.009)
Net asset value, ending	$1.00	$1.00

Total return*	2.09%	.90%(x)
Ratios to average net assets: A
Net investment income	2.09%	.87%
Total expenses	.38%	.38%
Expenses before offsets	.38%	.37%
Net expenses	.37%	.37%
Net assets, ending (in thousands)	$41,330	$29,729

See notes to financial highlights.

Limited-Term Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2008	2007	2006
Net asset value, beginning	$9.98	$10.40	$10.57
Income from investment operations
Net investment income	.18	.20	.32
Net realized and unrealized gain (loss)	(.28)	(.38)	(.17)
Total from investment operations	(.10)	(.18)	.15
Distributions from
Net investment income	(.20)	(.24)	(.32)
Total distributions	(.20)	(.24)	(.32)
Total increase (decrease) in net asset value	(.30)	(.42)	(.17)
Net asset value, ending	$9.68	$9.98	$10.40

Total return*	(1.03%)	(1.75%)	1.40%
Ratios to average net assets: A
Net investment income	2.01%	2.23%	2.97%
Total expenses	.83%	.77%	.71%
Expenses before offsets	.83%	.77%	.71%
Net expenses	.82%	.77%	.70%
Portfolio turnover	102%	140%	110%
Net assets, ending (in thousands)	$126,901	$185,518	$464,571

	Years Ended
	December 31,	December 31,
Class A Shares	2005	2004
Net asset value, beginning	$10.61	$10.74
Income from investment operations
Net investment income	.27	.20
Net realized and unrealized gain (loss)	(.04)	(.13)
Total from investment operations	.23	.07
Distributions from
Net investment income	(.27)	(.20)
Total distributions	(.27)	(.20)
Total increase (decrease) in net asset value	(.04)	(.13)
Net asset value, ending	$10.57	$10.61

Total return*	2.21%	.62%
Ratios to average net assets: A
Net investment income	2.50%	1.80%
Total expenses	.66%	.59%
Expenses before offsets	.66%	.59%
Net expenses	.66%	.59%
Portfolio turnover	57%	39%
Net assets, ending (in thousands)	$770,320	$1,210,008

See notes to financial highlights.

Long-Term Portfolio
Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2008	2007	2006
Net asset value, beginning	$16.24	$16.57	$16.54
Income from investment operations
Net investment income	.62	.62	.66
Net realized and unrealized gain (loss)	(1.44)	(.33)	.03
Total from investment operations	(.82)	.29	.69
Distributions from
Net investment income	(.62)	(.62)	(.66)
Total distributions	(.62)	(.62)	(.66)
Total increase (decrease) in net asset value	(1.44)	(.33)	.03
Net asset value, ending	$14.80	$16.24	$16.57

Total return*	(5.18%)	1.80%	4.25%
Ratios to average net assets: A
Net investment income	3.93%	3.79%	3.93%
Total expenses	.93%	.91%	.88%
Expenses before offsets	.93%	.91%	.82%
Net expenses	.92%	.90%	.80%#
Portfolio turnover	48%	47%	60%
Net assets, ending (in thousands)	$49,369	$53,381	$52,855

	Years Ended
	December 31,	December 31,
Class A Shares	2005	2004
Net asset value, beginning	$16.64	$16.93
Income from investment operations
Net investment income	.68	.65
Net realized and unrealized gain (loss)	**	(.29)
Total from investments	.68	.36
Distributions from
Net investment income	(.68)	(.65)
Net realized gain	(.10)	--
Total distributions	(.78)	(.65)
Total increase (decrease) in net asset value	(.10)	(.29)
Net asset value, ending	$16.54	$16.64

Total return*	4.15%	2.20%
Ratios to average net assets: A
Net investment income	4.04%	3.91%
Total expenses	.89%	.89%
Expenses before offsets	.89%	.88%
Net expenses	.88%	.88%
Portfolio turnover	116%	151%
Net assets, ending (in thousands)	$62,930	$63,310

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(x)     On December 31, 2004, the Advisor voluntarily contributed $57,730 and $73,758 to Money Market's Class O and Class I shares, respectively, to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

**     Amount was less than .001 per share.

#     Net expenses would have been .86% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Board considered on a Portfolio-by-Portfolio basis the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreements, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the applicable Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report, which indicated the following:

Money Market Portfolio. For the one-year period ended June 30, 2008, the Portfolio's performance was at the median of its peer group, and below the median of its peer group for the three- and five-year periods ended June 30, 2008. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2008. The Board noted the relatively small difference in performance rankings among the portfolios in the Portfolio's peer group, as well as the peer group in which the independent third party had placed the Portfolio. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

Limited-Term Portfolio. For the one-, three- and five-year periods ended June 30, 2008, the Portfolio's performance was below the median of its peer group. The data also indicated that the Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Portfolio's performance and the factors that contributed to such underperformance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

Long-Term Portfolio. For the one- and five-year periods ended June 30, 2008, the Portfolio's performance was below the median of its peer group, and for the three-year period ended June 30, 2008, the Portfolio had performed above the median of it peer group. The data indicated that Portfolio outperformed its Lipper index for the one- and three-year periods ended June 30, 2008, and underperformed its Lipper index for the five-year period ended June 30, 2008. The Board took into account management's discussion of the Portfolio's performance and the factors that contributed to such underperformance. The Board noted management's continued monitoring of such performance. Based upon its review, the Board concluded that the Portfolio's performance is being addressed.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated the following:

Money Market Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Limited-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses and the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

Long-Term Portfolio. Among other findings, the data indicated that the Portfolio's advisory fee and total expenses were above the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses and the current size of the Portfolio. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board noted that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Limited-Term Portfolio and Long-Term Portfolio had not yet reached the specified asset levels at which a breakpoint to their respective advisory fees would be triggered and that the Money Market Portfolio had reached such asset level and was currently realizing economies of scale in its advisory fee. The Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Money Market Portfolio is satisfactory in relation to the performance of funds with similar investment objectives and to relevant indices and performance of each of the Limited-Term Portfolio and Long-Term Portfolio is being addressed; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the interests of each Portfolio and its shareholders.

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Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	30
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	13
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	30	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	41	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	13	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc .
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert
Investments that make a difference®

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December 31, 2008

Annual Report

Calvert Tax-Free Reserves
Vermont Municipal Portfolio

Calvert
Investments that make a difference®

Calvert Tax- Free Reserves Vermont Municipal Portfolio

Table of Contents

President's Letter
2

Portfolio Manager Remarks
4

Shareholder Expense Example
8

Report of Independent Registered Public Accounting Firm
9

Statement of Net Assets
10

Statement of Operations
13

Statements of Changes in Net Assets
14

Notes to Financial Statements
15

Financial Highlights
21

Explanation of Financial Tables
22

Proxy Voting and Availability of Quarterly Portfolio Holdings
24

Basis for Board's Approval of Investment Advisory Contract
24

Trustee and Officer Information Table
28

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Dear Shareholder:

In my letter of June 2008, I described the first six months of the year as a period of "unprecedented turmoil in the financial markets." It is difficult to come up with stronger language to describe the cascading series of failures and bailouts of major financial institutions that unfolded in the second half of the year. Investors were challenged by an unprecedented confluence of factors: the subprime mortgage crisis, slowing economic growth worldwide, a steep decline in home values, and restricted access to credit for consumers and businesses. The demise of century-old financial firms, a government bailout of financial institutions, and a recession that spread around the world contributed to one of the most volatile markets on record.

Against this backdrop, Calvert's money market funds and tax-free bond funds were not immune to the credit market turmoil, but our intensive credit research and relative-value analysis helped us moderate any declines in the fixed-income portfolios that we manage. In particular, our money market funds avoided the headline-making defaults that plagued some non-Calvert money market funds in 2008.

Markets Under Pressure

The subprime mortgage crisis, which was well underway in late 2007 as the markets began to reassess the value of taking on additional investment risk, was the trigger for 2008's unprecedented market volatility. After the fire sale of investment bank Bear Stearns in March, investors were hopeful the markets would stabilize. With the failure of brokerage firm Lehman Brothers in September, however, fear spread throughout the economy as both overly leveraged consumers and high-profile financial institutions began to unravel.

The U.S. Treasury Department and the Federal Reserve took measures to pump liquidity into the banking system, and Congress eventually passed a major bailout bill designed to buy illiquid assets from banks and to buy equity stakes in major financial institutions, including Fannie Mae and Freddie Mac. By year-end, the U.S. was officially in a recession, the three major U.S. automakers were on the verge of bankruptcy, and the Fed dropped short-term rates toward zero. The effect was dizzying for the markets and investors.

As the financial crisis accelerated in 2008, investors increasingly dumped riskier assets, including corporate bonds, for the perceived safety of Treasury bills, money market funds, and government-related paper. As a result, short-term U.S. Treasuries skyrocketed in value. This flight to quality pushed Treasury prices up, compressing Treasury yields to historic lows (higher prices result in lower yields) and causing the yield curve to steepen. In addition, the yield spread on corporate bonds--the difference in yield between corporate and Treasury bonds of comparable maturities--reached historically high levels toward the end of 2008.

In the municipal market, worries grew over the credit quality of state and local governments, dampening demand in the sector. Investors chose the safe haven of U.S. government securities, even though they were paid little to nothing to invest as Treasury bill rates moved toward zero.

Cautious Optimism Amid the Storm

Although the credit markets are still under fire, there are reasons for cautious optimism in 2009. While investor fear may be playing a big role in the contraction of the securities markets, government intervention has been huge and unprecedented. The Fed took a number of measures to reassure investors. In October 2008, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. And in November, the Fed committed to buying at least $600 billion of bad debt from Fannie Mae and Freddie Mac. Other Fed actions--such as lowering the short-term fed funds rate to close to zero percent--are designed to stimulate liquidity in the markets. And President Barack Obama has promised swift, trenchant action on an economic stimulus package of upwards of $750 billion.

Confidence in Calvert Funds

While we have worked to minimize the impact on our shareholders during one of the most turbulent periods in the fixed-income market's history, we recognize that this period of declining asset values in virtually all corners of the financial markets has created great stress for investors. As we move through the recession, with the potential for default rates still high, credit research and security selection will continue to be of paramount importance. In this challenging environment, Calvert will draw on our 30 years of fixed-income experience. Our fixed-income portfolio management team will continue to follow its time-tested strategy that seeks to optimize duration, yield-curve positioning, sector allocation, and credit quality analysis in selecting securities for our portfolios. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in price for a given shift in interest rates.)

In volatile times like these, it's essential to meet periodically with your financial advisor to review your overall portfolio holdings and performance, asset allocation, and short- and long-term financial goals. We also encourage you to visit our website for updates and commentary on economic and market developments from Calvert professionals. We are committed to continuing our efforts to identify opportunities that emerge in the fixed-income markets while we seek to meet our investors' long-term goals for stability and income.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
January 2009

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Investment Performance

For the 12-month period ended December 31, 2008, Calvert Tax-Free Reserves Vermont Municipal Portfolio (Class A shares at NAV) returned -1.35%, versus the -2.47% return of the Barclays Capital Municipal Bond Index1. The fund's allocation to pre-refunded bonds helped the Portfolio edge out the benchmark.

Investment Climate

Last year was one of the most memorable and difficult in the history of the U.S. credit market. Turmoil that began with subprime mortgages spread to the top of the credit quality ladder. Major losses by financial institutions froze the markets for municipal bonds, commercial paper, corporate debt, and government agency securities and even crippled bond insurers.

But the events of the second half of 2008 changed the financial landscape forever. Major U.S. investment banks became extinct in a matter of days as former financial behemoths were sold, rescued by the federal government, converted into bank holding companies, or failed. The collapse of Lehman Brothers in particular led one large non-Calvert money market fund to "break the buck" (its share price fell below one dollar).

Throughout the year, the Federal Reserve (Fed) intervened to thaw frozen money markets and combat the liquidity crunch--growing its assets by $1.3 trillion and pushing the target federal funds rate down to near zero percent. The U.S. Treasury introduced money market fund insurance and issued special Treasury bills to increase the Fed's assets. But despite all efforts, the economy sank into a recession and policymakers remain concerned about risk of prolonged recession and deflation in 2009.

Fund Information primary investments Vermont long-term tax-exempt bonds NASDAQ symbol CGVTX CUSIP number 131620-70-0

Comparative Investment Performance (Total Return at NAV)
(as of 12.31.08)
	CTFR Vermont Municipal Portfolio	Lipper Other States Municipal Debt Funds Average	Barclays Capital Municipal Bond Index **
1 year	(1.35%)	(8.05%)	(2.47%)
5 year*	2.10%	0.94%	2.71%
10 year*	3.30%	2.66%	4.26%

Total return at NAV does not reflect the deduction of the Portfolios 3.75% front-end sales charge.

* Average annual return

** Source: Lipper Analytical Services, Inc. Unlike a fund, the index does not incur expenses and is not available for investment.

In October, President Bush signed the Emergency Economic Stabilization Act to recapitalize weakened financial institutions. In November, the Fed committed to buying at least $600 billion of bad mortgage-backed debt from two government-sponsored mortgage agencies.

Overall, the yield on the 10-year Treasury note fell 1.79 percentage points to 2.25%2 in 2008. The rush to safety caused the three-month Treasury bill yield to plunge 3.36 percentage points to 0.11%--the lowest level since the beginning of World War II. Inflation, as represented by the consumer price index, rose at a 1.1% annualized pace3 and the economy is expected to post flat growth for all of 2008.4

Portfolio Strategy

The unprecedented market events of 2008 led to extreme levels of volatility in the municipal bond market. The ongoing credit crunch, ratings downgrades for monoline bond insurers, the exits of numerous major municipal bond dealers, and redemption-induced forced selling of bonds all weighed heavily on the municipal market.

For quite some time, we anticipated that the spread between yields on high-quality and low-quality bonds would widen since investors were not being adequately compensated for taking on credit risk. Therefore, we had been gravitating toward higher-quality securities such as tax-supported general obligation debt and pre-refunded bonds (municipal bonds backed by various U.S. government securities). However, we did not anticipate the severity and speed of the yield spread widening. The yield spread on 30-year BBB rated municipal bonds versus AAA rated municipals widened from approximately 0.80 percentage points to over 2.50 percentage points during the year.

Portfolio statistics

monthly dividend yield
12.31.08	2.84%
12.31.07	3.37%

30 day SEC yield
12.31.08	3.56%
12.31.07	3.33%

weighted average maturity
12.31.08	11 years
12.31.07	12 years

effective duration
12.31.08	0.96 years
12.31.07	3.34 years

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.

*Source: Lipper Analytical Services, Inc.
average annual total return as of 12.31.08
1 year	(5.05%)
5 year	1.32%
10 year	2.91%

The yield curve steepened, with three-year rates declining approximately one percentage point and 30-year rates rising more than 0.80 percentage points. Municipal rates as a percentage of Treasury yields rose to unprecedented levels. In December, yields of two-year and 30-year AAA general obligation bonds were 300% and 200%, respectively, of Treasuries with similar maturities. For perspective, tax-exempt municipals have historically been considered attractively priced when yields approached those of Treasuries.

Positive contributors to performance included short-term securities maturing in less than four years, some higher-coupon bonds, and pre-refunded bonds. High-quality higher education bonds also helped. However, long-term securities with maturities exceeding ten years, lower-coupon bonds, multi-family housing bonds, and Treasury futures (used to limit exposure to changes in interest rates) had a negative impact on the Portfolio.

Outlook

The federal government will be center stage in 2009 as it tries to kick-start the economy with a fiscal stimulus package of at least $750 billion. We expect the credit markets to slowly recover over the next 12 months, but they remain dependent on some government support due to low consumer spending and business confidence. Banks that must rebuild capital will continue to restrict lending, so the credit crunch may last throughout 2009.

We expect the economy to contract for much of the year and the federal funds rate to remain near zero percent. At this point, we are not concerned about inflation, but we will be on alert if the economy recovers faster than expected. As we emerge from the turmoil of 2008, we believe tax-exempt municipal bonds offer a bright spot for investors, offering historically attractive yields compared to taxable government bonds.

Economic Sectors	(% of Total Investments)
Bond Bank	12.2%
Education	2.3%
Electric	14.9%
Higher Education	11.4%
Hospital	3.4%
Housing	1.3%
Industrial Development Revenue/Pollution Control Revenue	1.6%
Lease/Certificate of Participation	2.0%
Other Transportation	7.1%
Prerefunded/Escrow to Maturity	16.2%
Single Family Housing	3.9%
Special Tax	2.1%
State General Obligation	21.6%
Total	100%

One upshot of volatile markets is that we can selectively add attractively priced long-term holdings to the portfolio. Municipal supply is expected to be high in 2009 since many issuers deferred deals they had planned for 2008, so we expect to see plenty of opportunities in the year ahead.

January 2009

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2008, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

1. Formerly known as the Lehman Municipal 7-Year Bond Index

2. Source for all interest rates: Federal Reserve

3. Source: Bureau of Labor Statistics consumer price index (CPI-U) for November 2008

4 Source: Commerce Dept. and Wall Street Journal December 2008 Survey of Professional Forecasters

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Actual	$1,000.00	$985.00	$4.06
Hypothetical	$1,000.00	$1,021.05	$4.13
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 184/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Tax-Free Reserves and
Shareholders of Vermont Municipal Portfolio:

We have audited the accompanying statement of net assets of the Vermont Municipal Portfolio (the Portfolio), a series of Calvert Tax-Free Reserves, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vermont Municipal Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
February 20, 2009

Statement of Net Assets
December 31, 2008
	Principal
Municipal Obligations - 98.0%	Amount	Value
Vermont - 66.8%
Burlington Vermont Electric Revenue Bonds:
6.375%, 7/1/10	$3,125,000	$3,288,687
5.375%, 7/1/12	1,405,000	1,521,896
Rutland County Vermont Solid Waste District Revenue Bonds:
6.75%, 11/1/09	100,000	102,804
6.80%, 11/1/10	100,000	105,212
6.80%, 11/1/11	100,000	107,490
6.85%, 11/1/12	100,000	108,412
University of Vermont and State Agriculture College Revenue Bonds:
5.00%, 10/1/19	1,000,000	1,074,460
5.00%, 10/1/23	1,000,000	1,017,110
5.125%, 10/1/27 (prerefunded 10/1/12 @ 100)	1,000,000	1,113,100
Vermont Municipal Bond Bank Revenue Bonds:
5.00%, 12/1/17	1,000,000	1,058,950
5.50%, 12/1/18	1,060,000	1,108,972
5.50%, 12/1/19	1,500,000	1,569,300
5.00%, 12/1/19	2,000,000	2,058,700
Vermont State Educational & Health Buildings Financing
Agency Revenue Bonds:
5.00%, 12/1/12	1,000,000	988,430
5.00%, 10/1/23	1,000,000	888,550
5.00%, 11/1/32	1,810,000	1,810,507
5.50%, 1/1/33	1,100,000	757,702
5.00%, 10/31/46	1,000,000	910,100
Vermont State Educational & Health Buildings Financing Agency
Revenue VRDN:
4.25%, 6/1/22 (r)	300,000	300,000
1.28%, 10/1/30 (r)	340,000	340,000
Vermont State GO Bonds:
5.00%, 2/1/15	2,300,000	2,550,332
5.00%, 3/1/15	1,215,000	1,372,281
5.00%, 7/15/17	1,200,000	1,361,796
4.625%, 8/1/17	2,000,000	2,070,280
4.50%, 7/15/26	1,000,000	968,140
Vermont State Housing Finance Agency Revenue Bonds:
5.125%, 11/1/28	500,000	444,835
5.35%, 5/1/36	200,000	174,422
Vermont State Housing Finance Agency Single Family Revenue Bonds:
4.00%, 11/1/12 (r)	515,000	502,568
5.25%, 11/1/20	185,000	170,722
5.55%, 11/1/21	535,000	504,029
4.90%, 11/1/22	730,000	671,425
Vermont State Public Power Supply Authority Revenue Bonds,
5.25%, 7/1/13	1,200,000	1,307,064

Total Vermont (Cost $32,376,476)		32,328,276

	Principal
Municipal Obligations - Cont'd	Amount	Value
Territories - 31.2%
Guam Electric Power Authority Revenue Bonds, 5.25%, 10/1/12	$1,000,000	$968,220
Guam Government LO Highway and Transportation Authority Revenue
Bonds, 4.50%, 5/1/12	1,500,000	1,574,760
Puerto Rico Commonwealth GO Bonds:
6.50%, 7/1/14	1,000,000	992,280
5.50%, 7/1/17	1,000,000	903,330
Puerto Rico Commonwealth Highway & Transportation Authority
Revenue Bonds:
5.50%, 7/1/17	2,000,000	1,806,660
5.25%, 7/1/38 (prerefunded 7/1/12 @ 100)	1,000,000	1,103,630
6.00%, 7/1/39 (prerefunded 7/1/10 @ 101)	500,000	537,360
5.00%, 7/1/40 (prerefunded 7/1/15 @ 100)	500,000	584,690
Puerto Rico Housing Finance Authority Revenue Bonds,
5.00%, 12/1/16 (prerefunded 12/1/13 @ 100)	1,465,000	1,628,406
Puerto Rico Public Buildings Authority Revenue Bonds:
5.25%, 7/1/20	1,000,000	943,490
5.25%, 7/1/29 (prerefunded 7/1/14 @100)	1,500,000	1,682,880
Puerto Rico Public Finance Corp. Revenue Bonds,
5.70%, 8/1/25 (prerefunded 2/1/10 @ 100)	1,000,000	1,044,990
Virgin Islands Public Finance Authority Revenue Bonds:
5.25%, 10/1/15	1,000,000	999,070
4.25%, 10/1/29	500,000	325,675

Total Territories (Cost $15,953,443)		15,095,441

TOTAL INVESTMENTS (Cost $48,329,919) - 98.0%		47,423,717
Other assets and liabilities, net - 2.0%		990,612
Net Assets - 100%		$48,414,329

Net Assets Consist Of:
Paid-in capital applicable to 3,245,496 shares of beneficial interest, unlimited number of no par value shares authorized		$49,804,510
Undistributed net investment income		8,926
Accumulated net realized gain (loss) on investments		(389,118)
Net unrealized appreciation (depreciation) on investments		(1,009,989)

Net Assets		$48,414,329

Net Asset Value Per Share		$14.92

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Sold:
30 Year U.S. Treasury Bonds	25	3/09	$3,451,172	($103,787)

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

GO: General Obligation
LO: Limited Obligation
VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Year Ended December 31, 2008
Net Investment Income
Investment Income:
Interest income	$2,100,416

Expenses:
Investment advisory fee	294,364
Transfer agency fees and expenses	33,285
Administrative fees	15,583
Trustee's fees and expenses	1,991
Accounting fees	7,839
Custodian fees	14,317
Registration fees	4,841
Reports to shareholders	7,182
Professional fees	21,343
Miscellaneous	2,578
Total expenses	403,323
Fees paid indirectly	(2,367)
Net expenses	400,956

Net Investment Income	1,699,460

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(38,763)
Futures	(327,142)
(365,905)

Change in unrealized appreciation (depreciation) on:
Investments	(1,900,073)
Futures	(110,781)
(2,010,854)

Net Realized and Unrealized Gain
(Loss)	(2,376,759)

Increase (Decrease) in Net Assets
Resulting From Operations	($677,299)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,699,460	$1,712,527
Net realized gain (loss)	(365,905)	(15,662)
Change in unrealized appreciation or (depreciation)	(2,010,854)	(96,975)

Increase (Decrease) in Net Assets
Resulting From Operations	(677,299)	1,599,890

Distributions to shareholders from:
Net investment income	(1,699,967)	(1,711,428)
Net realized gain	--	(27,550)
Total distributions	(1,699,967)	(1,738,978)

Capital share transactions:
Shares sold	6,154,434	4,829,607
Reinvestment of distributions	982,583	1,023,482
Redemption fees	39	245
Shares redeemed	(4,950,070)	(6,150,337)
Total capital share transactions	2,186,986	(297,003)

Total Increase (Decrease) in Net Assets	(190,280)	(436,091)

Net Assets
Beginning of year	48,604,609	49,040,700
End of year (including undistributed net investment
income of $8,926 and $9,511, respectively)	$48,414,329	$48,604,609

Capital Share Activity
Shares sold	399,476	309,121
Reinvestment of distributions	64,161	65,715
Shares redeemed	(322,139)	(393,836)
Total capital share activity	141,498	(19,000)

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of four separate portfolios. The operations of each series are accounted for separately. Class A shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2008, no securities were fair valued under the direction of the Board of Trustees.

Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Portfolio's policy regarding valuation of investments, please refer to the Portfolio's most recent prospectus.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	--	($103,787)
Level 2 - Other Significant Observable Inputs	$47,423,717	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$47,423,717	($103,787)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Redemption Fees: The Portfolio charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio. The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service will agree with this opinion. In the event the Internal Revenue Service determines the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

New Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the term of the agreement, $24,236 was payable at year end. In addition, $10,445 was payable at year end for operating expenses paid by the Advisor during December 2008.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $1,414 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $13,059 as its portion of commissions charged on sales of the Portfolio for the year ended December 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,503 for the year ended December 31, 2008. Under the terms of the agreement, $457 was payable at year end. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $8,000,978 and $5,537,216, respectively.

The cost of investments owned at December 31, 2008 for federal income tax purposes was $48,329,874. Net unrealized depreciation aggregated $906,157, of which $1,181,979 related to appreciated securities and $2,088,136 related to depreciated securities.

Net capital loss carryforwards of $10,790 and $24,498 at December 31, 2008 may be utilized to offset future capital gains until expiration in December 2015 and December 2016, respectively.

Vermont intends to elect to defer net capital losses of $457,617 incurred from November 1, 2008 through December 31, 2008 and treat them as arising in the calendar year ending December 31, 2009.

The tax character of dividends and distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	2008	2007
Distributions paid from:
Tax-exempt income	$1,699,676	$1,711,161
Ordinary income	291	27,817
Total	$1,699,967	$1,738,978

As of December 31, 2008 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$8,881
Capital loss carryforward	(35,288)
Unrealized appreciation (depreciation)	(906,157)

Total	($932,564)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to market discounts, Section 1256 contracts, and deferral of post-October losses.

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is market discount recognized on the sale of debt instruments.

Undistributed net investment income	($78)
Accumulated net realized gain (loss)	78

The Portfolio may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2008, such purchase and sales transactions were $7,825,000 and $7,648,241, respectively. The sales transactions resulted in a net realized gain of $27,153.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2008. For the year ended December 31, 2008, borrowing information by the Portfolio under the Agreement was as follows:

Average Daily Balance	Weighted Average interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$51,226	2.67%	$1,332,956	March 2008

Tax Information (Unaudited)

Vermont designates $1,699,676 as exempt-interest dividends for the calendar year ended December 31, 2008.

Financial Highlights
		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2008	2007	2006
Net asset value, beginning	$15.66	$15.70	$15.64
Income from investment operations
Net investment income	.53	.55	.55
Net realized and unrealized gain (loss)	(.74)	(.03)	.07
Total from investment operations	(.21)	.52	.62
Distributions from
Net investment income	(.53)	(.55)	(.56)
Net realized gain	--	(.01)	--
Total distributions	(.53)	(.56)	(.56)
Total increase (decrease) in net asset value	(.74)	(.04)	.06
Net asset value, ending	$14.92	$15.66	$15.70

Total return *	(1.35%)	3.40%	4.03%
Ratios to average net assets: A
Net investment income	3.46%	3.54%	3.53%
Total expenses	.82%	.81%	.79%
Expenses before offsets	.82%	.81%	.73%
Net expenses	.82%	.80%	.72%#
Portfolio turnover	12%	15%	5%
Net assets, ending (in thousands)	$48,414	$48,605	$49,041

	Years Ended
	December 31,	December 31,
Class A Shares	2005	2004
Net asset value, beginning	$15.98	$16.16
Income from investment operations
Net investment income	.56	.56
Net realized and unrealized gain (loss)	(.24)	(.18)
Total from investment operations	.32	.38
Distributions from
Net investment income	(.56)	(.56)
Net realized gain	(.10)	--
Total distributions	(.66)	(.56)
Total increase (decrease) in net asset value	(.34)	(.18)
Net asset value, ending	$15.64	$15.98

Total return *	2.05%	2.44%
Ratios to average net assets: A
Net investment income	3.56%	3.53%
Total expenses	.81%	.81%
Expenses before offsets	.81%	.80%
Net expenses	.80%	.80%
Portfolio turnover	13%	15%
Net assets, ending (in thousands)	$49,586	$51,655

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*     Total return does not reflect deduction of Class A front-end sales charge and is not annualized for periods less than one year.

#     Net expenses would have been .78% absent the non-recurring fee waiver by the Fund's third party service provider.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 3, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio's performance was above the median of its peer group for the one-, three- and five-year periods ended June 30, 2008. The Board noted the Portfolio's improved performance. Based upon its review, the Board concluded that the Portfolio's performance is satisfactory.

In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were below the median of its peer group. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels as the Portfolio's assets increased. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. The Board also noted that if the Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Portfolio is satisfactory in relation to the performance of funds with similar investment objectives; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the interests of the Portfolio and its shareholders.

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Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	30
DOUGLAS E. FELDMAN, M.D. AGE: 60	Trustee/ Director	1982 (CMF - 1992)	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	13
JOHN G. GUFFEY, JR. AGE: 60	Trustee/ Director	1976 (CTFR - 1980) (CMF - 1992)	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	30	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 63	Trustee/ Director	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	41	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 71	Trustee/ Director	1982 (CMF - 1992)	Retired executive.	41	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 56	Trustee/ Director & President	1997	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	58	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair) UNIFI Mutual Holding Company Ameritas Holding Company
DAVID R. ROCHAT AGE: 71	Trustee/ Director & Senior Vice President	1980 (CMF - 1992)	Executive Vice President of Calvert Asset Management Company, Inc. (prior to 2008) and Director and President of Chelsea Securities, Inc.	13	Government Scientific Source, Inc. Chelsea Securities, Inc. Vermont Quality Meats
D. WAYNE SILBY, Esq. AGE: 60	Trustee/ Director & Chair	1976 (CTFR - 1980) (CMF - 1992)	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	30	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The ICE Organization
OFFICERS
KAREN BECKER AGE: 56	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	1988 (CMF - 1992)	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004	Vice President of Calvert Asset Management Company, Inc .
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 59	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA Age: 44	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President & Secretary	1990 (CMF - 1992)	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1979 (CTFR - 1980) (CMF - 1992)	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he was an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Tax-Free Reserves Vermont Municipal Portfolio

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

printed on recycled paper using soy-based inks

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder reports presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
	$	%*	$	% *

(a) Audit Fees	$69,300	0%	$67,430	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$11,990	0%	$11,550	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$81,290	0%	$78,980	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/08		Fiscal Year ended 12/31/07
$	%*	$	% *

$25,500	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT TAX-FREE RESERVES

By: _/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

__/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: February 26, 2009

__/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: February 26, 2009